                                                                     EXHIBIT 4.1

================================================================================

                           PROVIDIAN NATIONAL BANK,
                             Seller and Servicer,

                                     and

                             BANKERS TRUST COMPANY,
                                    Trustee

                      on behalf of the Certificateholders

                      -----------------------------------

                           SERIES 2000-3 SUPPLEMENT

                         Dated as of November 1, 2000

                                      to

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1993

                      -----------------------------------

                            PROVIDIAN MASTER TRUST

                                 SERIES 2000-3

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                  Creation of the Series 2000-3 Certificates
                  ------------------------------------------

SECTION 1.01.  Designation  ................................................   1


                                  ARTICLE II

                                  Definitions
                                  -----------

SECTION 2.01.  Definitions  ................................................   2


                                  ARTICLE III

                                   Servicer
                                   --------

SECTION 3.01.  Servicing Compensation ......................................  22


                                  ARTICLE IV

                  Rights of Series 2000-3 Certificateholders;
                  -------------------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

SECTION 4.01.  Collections and Allocations .................................  23
SECTION 4.02.  Determination of Monthly Interest ...........................  23
SECTION 4.03.  Determination of Class A Monthly Principal, Class B Monthly
                 Principal, Collateral Monthly Principal and Class D
                 Monthly Principal; Principal Funding Account; Class A
                 Accumulation Period........................................  26
SECTION 4.04.  Required Amount .............................................  29
SECTION 4.05.  Application of Available Finance Charge Collections and
                 Available Principal Collections ...........................  30
SECTION 4.06.  Defaulted Amounts; Charge-Offs ..............................  36
SECTION 4.07.  Additional Finance Charges ..................................  39
SECTION 4.08.  Shared Principal Collections ................................  39
SECTION 4.09.  Class A Reserve Account .....................................  40
SECTION 4.10.  Class B Reserve Account .....................................  42
SECTION 4.11.  Interest Rate Protection Agreements .........................  45

                                                                    Contents, ii

                                   ARTICLE V

                         Distributions and Reports to
                         ----------------------------
                       Series 2000-3 Certificateholders
                       --------------------------------
SECTION 5.01.  Distributions ...............................................  46
SECTION 5.02.  Reports and Statements ......................................  47


                                  ARTICLE VI

                           Additional Pay Out Events
                           -------------------------

SECTION 6.01.  Additional Pay Out Event ....................................  48


                                  ARTICLE VII

                    Optional Repurchase; Series Termination
                    ---------------------------------------

SECTION 7.01.  Optional Repurchase .........................................  49
SECTION 7.02.  Series Termination  .........................................  49


                                 ARTICLE VIII

                              Final Distributions
                              -------------------

SECTION 8.01.  Sale of Receivables or Certificateholders' Interest Pursuant
               to Section 2.06 or 10.01 of the Agreement....................  50
SECTION 8.02.  Distribution of Proceeds of Sale, Disposition or Liquidation
               of the Receivables Pursuant to Section 9.02 of the
               Agreement....................................................  53


                                  ARTICLE IX

                           Miscellaneous Provisions
                           ------------------------

SECTION 9.01.  Ratification of Agreement....................................  55
SECTION 9.02.  Counterparts.................................................  55
SECTION 9.03.  Governing Law................................................  55
SECTION 9.04.  Series Enhancer Notices......................................  56
SECTION 9.05.  Determination of Material Adverse Effect.....................  56

EXHIBIT A-1
EXHIBIT A-2
EXHIBIT B
EXHIBIT C
EXHIBIT D

SCHEDULE I

                    SERIES 2000-3 SUPPLEMENT dated as of November 1, 2000 (the
               "Supplement"), between PROVIDIAN NATIONAL BANK (formerly known as First Deposit National Bank), a national banking association, Seller and Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, Trustee.

          Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented by each amendment or supplement thereto, other than amendments and supplements that apply only to other Series of Investor Certificates issued thereunder, the "Agreement"), among the Seller, the Servicer and the Trustee, the Seller has created Providian Master Trust, formerly known as First Deposit Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Seller may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

          Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                   ARTICLE I

                  Creation of the Series 2000-3 Certificates
                  ------------------------------------------

          SECTION 1.01.  Designation. (a) There is hereby created a Series of
                         ------------
Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "Providian Master Trust, Asset Backed Certificates, Series 2000-3." Series 2000-3 shall consist of four Classes of Investor Certificates, the first of which shall be in certificated form and shall be known as "Providian Master Trust, Floating Rate Class A Asset-Backed Certificates, Series 2000-3" (the "Class A Certificates"), the second of which shall be in certificated form and shall be known as "Providian Master Trust, Floating Rate Class B Asset-Backed Certificates, Series 2000-3" (the "Class B Certificates"), the third of which shall be in uncertificated form and shall be known as "Providian Master Trust, Collateral Interest, Series 2000-3" (the "Collateral Interest"), and the fourth of which shall be in uncertificated form and shall be known as "Providian Master Trust, Class D Interest, Series 2000-3" (the "Class D Interest"). In connection with the issuance of the Collateral Interest and the Class D Interest, the

Seller shall enter into the Transfer and Administration Agreement.

          (b) Series 2000-3 shall be included in Group One. Notwithstanding any other provision to the contrary in the Agreement or in this Supplement, the first Distribution Date with respect to Series 2000-3 shall be January 16, 2001.

          (c) The Class A Certificates and the Class B Certificates are "Investor Certificates" and the Class A Certificateholders and the Class B Certificateholders are "Investor Certificateholders" for all purposes under the Agreement and this Supplement. The Collateral Interest and the Class D Interest shall each be deemed to be an "Investor Certificate" and the Collateral Interest Holder and the Class D Holder shall each be deemed to be an "Investor Certificateholder" for all purposes under the Agreement and this Supplement, except where expressly stated to the contrary. The Class A Certificates, the Class B Certificates, the Collateral Interest and the Class D Interest together shall constitute the "Certificateholders' Interest" with respect to Series 2000-3 for all purposes under the Agreement and this Supplement.

          (d) In the event that any term or provision contained herein or in the Transfer and Administration Agreement shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement or the Transfer and Administration Agreement, as the case may be, shall govern.

          (e) The Collateral Interest Holder and the Class D Holder, each as a holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of the Agreement relating to the registration, authentication, delivery, presentation, cancelation and surrender of Registered Certificates contained in Article VI and
Article XII of the Agreement shall not be applicable to the Collateral Interest or the Class D Interest.

                                  ARTICLE II

                                  Definitions
                                  -----------

          SECTION 2.01.  Definitions. (a) Whenever used in this Supplement,
                         ------------
the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount, the Collateral Invested Amount and the Class D Invested Amount.

          "Available Expected Principal" for any date of determination with
           ----------------------------
respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Non-Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Monthly Period and (ii) all Expected Monthly Principal collections projected by the Servicer to be allocable to any other Series with respect to which a Pay Out Event shall have occurred on or prior to such date of determination.

          "Available Finance Charge Collections" shall mean, with respect to any
           ------------------------------------
Distribution Date, an amount equal to the sum of (a) the product of the Floating Allocation Percentage and the amount of Collections of Finance Charge Receivables with respect to the related Monthly Period (including any investment earnings and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, but excluding any investment earnings constituting Principal Funding Investment Proceeds), (b) the Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (c) the amount, if any, withdrawn from the Class A Reserve Account or Class B Reserve Account that, pursuant to Section 4.09(d) or Section 4.10(d), is required to be included in Available Finance Charge Collections with respect to such Distribution Date,(d) any Additional Finance Charges from other Series in Group One that are allocated to Series 2000-3 with respect to such Monthly Period in accordance with Section 4.05 of the Agreement and Section 4.07 hereof and (e) payments on deposit in the Collection Account as of the related Determination Date received by the Trust from the Interest Rate Protection Provider with respect to any Interest Rate Protection Agreements.

          "Available Principal Collections" shall mean, with respect to any
           -------------------------------
Distribution Date, an amount equal to (a) the sum of (i) an aggregate amount equal to the sum for each day in the related Monthly Period of the product obtained by multiplying the Principal Allocation Percentage with respect to such day and the amount of such day's Collections of Principal Receivables, (ii) any Shared Principal Collections with respect to other Series that are allocated to Series 2000-3 in accordance with Section 4.04 of the Agreement and Section 4.08 hereof with respect to such Monthly Period and (iii) any other amounts that, pursuant to
Section 4.05 hereof, are to be treated as Available Principal Collections with respect to such Distribution Date, minus (b) Reallocated Principal Collections
                                   -----
with respect to such Monthly Period.

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest and the Monthly Servicing Fee based on an assumed Servicing Fee Rate of 2% per annum, in each case with respect to the related Distribution Date, and the denominator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period; provided that
                                                                --------
with respect to the first Distribution Date the annualized percentage shall be adjusted based on the actual number of days in the initial Interest Period.

          "Class A Accumulation Period" shall mean, unless a Pay Out Event shall
           ---------------------------
have occurred prior thereto, the period commencing at the close of business on the last Business Day of October 2001 (or such later date as is determined in accordance with Section 4.03(e)), and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the last Business Day of the Monthly Period immediately preceding the Class A Expected Final Payment Date and
(c) the Termination Date.

          "Class A Accumulation Period Amount" shall mean for each Monthly
           ----------------------------------
Period an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of the Initial Invested Amount and the Initial Invested Amounts (as defined in the respective related Supplements) of all other Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Monthly Period; provided that, for
                                                         --------
purposes of this definition, the commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 4.03(e) applied to each such Series with such changes as may be specified in the applicable Supplement with respect to such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date).

          "Class A Accumulation Period Length" shall have the meaning specified
           ----------------------------------
in Section 4.03(e).

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(a).

          "Class A Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount equal to the excess, if any, of the Class A Invested Amount over the Principal Funding Account Balance, if any, with respect to the Class A Certificates on such date.

          "Class A Available Reserve Account Amount" shall mean, with respect to
           ----------------------------------------
any Distribution Date, the lesser of (a) the amount on deposit in the Class A Reserve Account on such date (before giving effect to any deposit to be made to the Class A Reserve Account on such date) and (b) the Class A Required Reserve Account Amount.

          "Class A Certificate" shall mean any one of the Class of Investor
           -------------------
Certificates designated as "Providian Master Trust, Floating Rate Class A Asset-Backed Certificates, Series 2000-3" pursuant to Section 1.01(a), executed by the Bank and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

          "Class A Certificate Rate" shall mean, with respect to any Interest
           ------------------------
Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date, plus 0.12%.

          "Class A Certificateholder" shall mean the Person in whose name
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean that portion of the
           ------------------------------------
Series 2000-3 Certificateholders' Interest evidenced by the Class A
Certificates.

          "Class A Charge-Off" shall have the meaning specified in Section
           ------------------
4.06(b).

          "Class A Controlled Accumulation Amount" shall mean, for any
           --------------------------------------
Distribution Date with respect to the Class A Accumulation Period, $22,677,083; provided that, if the commencement of the Class A Accumulation Period is
--------
modified pursuant to Section 4.03(e), (a) the Class A Controlled

Accumulation Amount shall mean the amount specified in accordance with such Section on the date on which the Class A Accumulation Period has most recently been modified, (b) the Class A Controlled Accumulation Amount for each Monthly Period shall be no greater than the Class A Accumulation Period Amount for such Monthly Period and (c) the sum of the Class A Controlled Accumulation Amounts for all Monthly Periods occurring during the modified Class A Accumulation Period shall not be less than the Class A Initial Invested Amount.

          "Class A Controlled Deposit Amount" shall mean, for any Distribution
           ---------------------------------
Date with respect to the Class A Accumulation Period, an amount equal to the sum of the Class A Controlled Accumulation Amount for such Distribution Date and any Class A Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

          "Class A Covered Amount" shall mean, for any Distribution Date with
           ----------------------
respect to the Class A Accumulation Period or the first Special Payment Date (on or prior to the Class A Expected Final Payment Date), an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (b) the Class A Certificate Rate for such Interest Period and (c) the Principal Funding Account Balance, if any, with respect to the Class A Certificates as of the preceding Distribution Date.

          "Class A Defaulted Amount" shall mean, with respect to any
           ------------------------
Distribution Date, an amount equal to the product of (a) the Series 2000-3 Defaulted Amount for the related Monthly Period and (b) the Class A Percentage for such Monthly Period.

          "Class A Deficit Controlled Accumulation Amount" shall mean (a) on the
           ----------------------------------------------
first Distribution Date with respect to the Class A Accumulation Period, the excess, if any, of the Class A Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account as Class A Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period, the excess, if any, of the Class A Controlled Accumulation Amount for such subsequent Distribution Date, plus any Class A Deficit Controlled Accumulation Amount for
                   ----
the prior Distribution Date, over the amount deposited in the Principal Funding Account as Class A Monthly Principal for such subsequent Distribution Date.

          "Class A Expected Final Payment Date" shall mean the November 2003
           -----------------------------------
Distribution Date.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $544,250,000.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.02(a).

          "Class A Invested Amount" shall mean, with respect to any date of
           -----------------------
determination, an amount equal to (a) the Class A Initial Invested Amount, minus
                                                                           -----
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the excess, if any, of the
                                       -----
aggregate amount of Class A Charge-Offs over the aggregate amount of Class A Charge-Offs reimbursed pursuant to Section 4.05(a)(v) prior to such date; provided, however, that the Class A Invested Amount shall not be reduced below
--------  -------
zero.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(a).

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(a).

          "Class A Percentage" shall mean, with respect to any Monthly Period,
           ------------------
the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date) and the denominator of which is the Adjusted Invested Amount as of the last day of such immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date).

          "Class A Required Reserve Account Amount" shall mean, with respect to
           ---------------------------------------
any Distribution Date prior to the Class A Reserve Account Funding Date, $0, and on or after the Class A Reserve Account Funding Date, 0.50% of the Class A Initial Invested Amount.

          "Class A Reserve Account" shall have the meaning specified in Section
           -----------------------
4.09(a).

          "Class A Reserve Account Funding Date" shall mean the Distribution
           ------------------------------------
Date with respect to the Monthly Period that commences the applicable number of months prior to the Monthly Period that commences the Class A Accumulation Period (determined in accordance with the provisions of

Section 4.03(e)), based on the average of the Portfolio Yields for the three prior consecutive Monthly Periods minus the average of the Base Rates for such Monthly Periods as specified below:

---------------------------------------------------------------
Three-Month Average Portfolio  Number of Months
Yield minus Three-Month        Prior to Commencement
Average Base Rate              of Class A Accumulation Period
-----------------------------  ------------------------------
---------------------------------------------------------------
**4%                            3 months
 *4% and **3%                   4 months
 *3% and **2%                   6 months
 *2%                           12 months
---------------------------------------------------------------

Notwithstanding the above, the Servicer may elect that the Class A Reserve Account Funding Date means an earlier Distribution Date than required by the preceding sentence.

          "Class A Reserve Account Surplus" shall mean, as of any date of
           -------------------------------
determination, the amount, if any, by which the amount on deposit in the Class A Reserve Account exceeds the Class A Required Reserve Account Amount.

          "Class A Reserve Account Surplus Amount" shall have the meaning
           --------------------------------------
specified in Section 4.09(e).

          "Class A Reserve Draw Amount" shall have the meaning specified in
           ---------------------------
Section 4.09(c).

          "Class B Accumulation Period" shall mean, unless a Pay Out Event shall
           ---------------------------
have occurred prior thereto, the period commencing at the close of business on the last Business Day of the Monthly Period immediately preceding the Class A Expected Final Payment Date and ending upon the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Class B Certificateholders of the Class B Invested Amount and (c) the Termination Date.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(b).

          "Class B Adjusted Invested Amount" shall mean, with respect to any
           --------------------------------
date of determination, an amount equal to the Class B Invested Amount less the Principal Funding Account Balance, if any, with respect to the Class B Certificates on such date.

          "Class B Available Reserve Account Amount" shall mean, with respect to
           ----------------------------------------
any Distribution Date, the lesser of (a) the amount on deposit in the Class B Reserve Account on such date (before giving effect to any deposit to be made to the Class B Reserve Account on

 * less than
** greater than or equal to
such date (before giving effect to any deposit to be made to the Class B Reserve Account on such date) and (b) the Class B Required Reserve Account Amount.

          "Class B Certificate" shall mean any one of the Class of Investor
           -------------------
Certificates designated as "Providian Master Trust, Floating Rate Class B Asset-Backed Certificates, Series 2000-3" pursuant to Section 1.01(a), executed by the Bank and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

          "Class B Certificate Rate" shall mean, with respect to any Interest
           ------------------------
Period, a per annum rate equal to LIBOR as of the related LIBOR Determination Date, plus 0.45%.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean that portion of the
           ------------------------------------
Series 2000-3 Certificateholders' Interest evidenced by the Class B
Certificates.

          "Class B Charge-Off" shall have the meaning specified in Section
           ------------------
4.06(c).

          "Class B Controlled Accumulation Amount" shall mean, for any
           --------------------------------------
Distribution Date with respect to the Class B Accumulation Period, $35,875,000, or such other amount as the Servicer may determine upon written notice to the Trustee prior to the commencement of the Class B Accumulation Period; provided,
                                                                      --------
however, that the Class B Controlled Accumulation Amount for each Distribution
-------
Date with respect to the Class B Accumulation Period will be an amount determined by the Servicer such that the sum of the Class B Controlled Accumulation Amounts for all such Distribution Dates will not be less than the Class B Initial Invested Amount.

          "Class B Controlled Deposit Amount" shall mean, for any Distribution
           ---------------------------------
Date with respect to the Class B Accumulation Period, an amount equal to the sum of the Class B Controlled Accumulation Amount for such Distribution Date and any Class B Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

          "Class B Covered Amount" shall mean, for any Distribution Date with
           ----------------------
respect to the Class B Accumulation Period or the first Special Payment Date (on or prior to the Class B Expected Final Payment Date), an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (b) the Class B Certificate Rate for such Interest Period and (c) the Principal Funding Account Balance, if any, with respect to the Class B Certificates as of the preceding Distribution Date.

          "Class B Defaulted Amount" shall mean, with respect to any
           ------------------------
Distribution Date, an amount equal to the product of (a) the Series 2000-3 Defaulted Amount for the related Monthly Period and (b) the Class B Percentage for such Monthly Period.

          "Class B Deficit Controlled Accumulation Amount" shall mean (a) on the
           ----------------------------------------------
first Distribution Date with respect to the Class B Accumulation Period, the excess, if any, of the Class B Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account as Class B Monthly Principal for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class B Accumulation Period, the excess, if any, of the Class B Controlled Accumulation Amount for such subsequent Distribution Date, plus any Class B Deficit Controlled Accumulation Amount for
                   ----
the prior Distribution Date, over the amount deposited in the Principal Funding Account as Class B Monthly Principal for such subsequent Distribution Date.

          "Class B Expected Final Payment Date" shall mean the January 2004
           -----------------------------------
Distribution Date.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $71,750,000.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.02(b).

          "Class B Invested Amount" shall mean, with respect to any date of
           -----------------------
determination, an amount equal to (a) the Class B Initial Invested Amount, minus
                                                                           -----
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date, minus (c) the aggregate amount by which
                                       -----
the Class B Invested Amount has been reduced in respect of the application of Reallocated Class B Principal Collections on all prior Distribution Dates pursuant to Section 4.05(d), minus (d) the aggregate amount of Class B Charge-
                             -----
Offs prior to such date, plus (e) the aggregate amount of Available Finance
                         ----
Charge Collections applied on all prior Distribution Dates pursuant to Section 4.05(a)(viii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided,
                                                                --------
however, that the Class B Invested Amount shall not be reduced below zero.
-------

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(b).

          "Class B Percentage" shall mean, with respect to any Monthly Period,
           ------------------
the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date) and the denominator of which is the Adjusted Invested Amount as of the last day of such immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date).

          "Class B Principal Commencement Date" shall mean (a) if the Class A
           -----------------------------------
Invested Amount is paid in full on the Class A Expected Final Payment Date and the Early Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Payment Date and (b) otherwise, the Distribution Date on which the Class A Invested Amount is paid in full.

          "Class B Required Reserve Account Amount" shall mean, with respect to
           ---------------------------------------
any Distribution Date prior to the Class B Reserve Account Funding Date, $0, and on or after the Class B Reserve Account Funding Date, 0.25% of the Class B Initial Invested Amount.

          "Class B Reserve Account" shall have the meaning specified in Section
           -----------------------
4.10(a).

          "Class B Reserve Account Funding Date" shall mean the Distribution
           ------------------------------------
Date with respect to the Monthly Period that commences the applicable number of months prior to the Monthly Period that commences the Class B Accumulation Period, based on the average of the Portfolio Yields for the three prior consecutive Monthly Periods minus the average of the Base Rates for such Monthly Periods as specified below:

----------------------------------------------------------------
Three-Month Average Portfolio   Number of Months
Yield minus Three-Month         Prior to Commencement
Average Base Rate               of Class B Accumulation Period
-----------------------------   ------------------------------
---------------------------------------------------------------

---------------------------------------------------------------
**4%                            3 months
 *4% and **3%                   4 months
 *3% and **2%                   6 months
 *2%                           12 months
---------------------------------------------------------------

Notwithstanding the above, the Servicer may elect that the Class B Reserve Account Funding Date means an earlier Distribution Date than required by the preceding sentence.

          "Class B Reserve Account Surplus" shall mean, as of any date of
           -------------------------------
determination, the amount, if any, by which the amount on deposit in the Class B Reserve Account exceeds the Class B Required Reserve Account Amount.

          "Class B Reserve Account Surplus Amount" shall have the meaning
           --------------------------------------
specified in Section 4.10(e).

          "Class B Reserve Draw Amount" shall have the meaning specified in
           ---------------------------
Section 4.10(c).

          "Class B Subordinated Additional Interest" shall have the meaning
           ----------------------------------------
specified in Section 4.02(c).

          "Class B Subordinated Interest Shortfall" shall have the meaning
           ---------------------------------------
specified in Section 4.02(c).

          "Class B Subordinated Monthly Interest" shall have the meaning
           -------------------------------------
specified in Section 4.02(c).

          "Class D Defaulted Amount" shall mean, with respect to any
           ------------------------
Distribution Date, an amount equal to the product of (a) the Series 2000-3 Defaulted Amount for the related Monthly Period and (b) the Class D Percentage for such Monthly Period.

          "Class D Holder" shall initially mean the Seller, upon transfer of the
           --------------
Class D Interest pursuant to the Transfer and Administration Agreement shall mean Providian Secured Note Trust 2000-3, and upon transfer of the Class D Interest pursuant to the Indenture shall mean The Bank of New York, as Indenture Trustee, or any transferee thereunder.

          "Class D Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class D Interest, which is $24,500,000.

          "Class D Interest" shall mean the Class of Investor Certificates
           ----------------
designated as "Providian Master Trust,

 * less than
** greater than or equal to

Class D Interest, Series 2000-3" pursuant to Section 1.01(a).

          "Class D Invested Amount" shall mean, with respect to any date of
           -----------------------
determination, an amount equal to (a) the Class D Initial Invested Amount minus
                                                                          -----
(b) the aggregate amount of principal payments made to the Class D Holder prior to such date, minus (c) the aggregate amount by which the Class D Invested
              -----
Amount has been reduced in respect of the application of Reallocated Principal Collections on all prior Distribution Dates pursuant to Sections 4.05(b), (c) and (d), minus (d) the aggregate amount by which the Class D Invested Amount has
         -----
been reduced on all prior Distribution Dates pursuant to Section 4.06, plus (e)
                                                                       ----
the aggregate amount of Available Finance Charge Collections applied on all prior Distribution Dates pursuant to Section 4.05(a)(xv) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Class D Invested Amount shall not be reduced below
--------  -------
zero.

          "Class D Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(g).

          "Class D Percentage" shall mean, with respect to any Monthly Period,
           ------------------
100% minus the sum of the Class A Percentage, the Class B Percentage and the
     -----
Collateral Percentage.

          "Closing Date" shall mean November 21, 2000.
           ------------

          "Collateral Additional Interest" shall have the meaning specified in
           ------------------------------
Section 4.02(d).

          "Collateral Defaulted Amount" shall mean, with respect to each
           ---------------------------
Distribution Date, an amount equal to the product of (a) the Series 2000-3 Defaulted Amount for the related Monthly Period and (b) the Collateral Percentage for such Monthly Period.

          "Collateral Initial Invested Amount" shall mean the aggregate initial
           ----------------------------------
principal amount of the Collateral Interest, which is $59,500,000.

          "Collateral Interest" shall mean the Class of Investor Certificates
           -------------------
designated as "Providian Master Trust, Collateral Interest, Series 2000-3" pursuant to Section 1.01(a), according to the terms specified in the Transfer and Administration Agreement.

          "Collateral Interest Holder" shall initially mean the Seller, upon
           --------------------------
transfer of the Collateral Interest
pursuant to the Transfer and Administration Agreement shall mean Providian Secured Note Trust 2000-3, and upon transfer of the Collateral Interest pursuant to the Indenture shall mean The Bank of New York, as Indenture Trustee, or any transferee thereunder.

          "Collateral Interest Rate" shall mean the rate designated as such in
           ------------------------
the Transfer and Administration Agreement; provided, however, that the
                                           --------  -------
Collateral Interest Rate with respect to any Monthly Period shall not exceed 8.0% per annum.

          "Collateral Interest Shortfall" shall have the meaning specified in
           -----------------------------
Section 4.02(d).

          "Collateral Invested Amount" shall mean, with respect to any date of
           --------------------------
determination, an amount equal to (a) the Collateral Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Collateral
-----
Interest Holder prior to such date and applied to the Collateral Invested Amount in accordance with the terms of the Collateral Agreement, minus (c) the
                                                          -----
aggregate amount by which the Collateral Invested Amount has been reduced in respect of the application of Reallocated Class B Principal Collections and Reallocated Collateral Principal Collections on all prior Distribution Dates pursuant to Sections 4.05(c) and (d), minus (d) the aggregate amount by which
                                      -----
the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06, plus (e) the aggregate amount of Available Finance
                          ----
Charge Collections applied on all prior Distribution Dates pursuant to Section 4.05(a)(xiii) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d); provided, however, that the Collateral Invested
                               --------  -------
Amount shall not be reduced below zero.

          "Collateral Monthly Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(d).

          "Collateral Monthly Principal" shall have the meaning specified in
           ----------------------------
Section 4.03(f).

          "Collateral Percentage" shall mean, with respect to any Monthly
           ---------------------
Period, the percentage equivalent of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing
Date) and the denominator of which is the Adjusted Invested Amount as of the last day of such immediately preceding Monthly Period (or, in the case of the first Monthly Period, as of the Closing Date).

          "Collateral Principal Commencement Date" shall mean (a) if the Class A
           --------------------------------------
Invested Amount is paid in full on the Class A Expected Final Payment Date and the Class B Invested Amount is paid in full on the Class B Expected Final Payment Date and the Early Amortization Period has not commenced, the Distribution Date following the Class B Expected Final Payment Date and (b) otherwise, the Distribution Date on which the Class B Invested Amount is paid in full.

          "Cut-Off Date" shall mean October 31, 2000.
           ------------

          "Early Amortization Period" shall mean the period beginning at the
           -------------------------
close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 2000-3 is deemed to have occurred, and ending upon the earlier to occur of (a) the payment in full to the Series 2000-3 Certificateholders of the Invested Amount and (b) the Termination Date.

          "Expected Monthly Principal" shall be equal to the product of (a) the
           --------------------------
lowest of the monthly principal payment rates (determined by dividing Collections of Principal Receivables during a calendar month by the amount of Principal Receivables in the Trust as of the last day of the preceding month, adjusted for additions and removals occurring after such last day), expressed as a decimal, for the 12 calendar months preceding the date of such calculation (or such lower principal payment rate as the Servicer may select) and (b) the sum of the Initial Invested Amounts (as defined in the respective related Supplements) of all outstanding Series, other than any Variable Funding Series.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.07.

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the last day of such immediately preceding Monthly Period; provided, however, that, with respect to the first
                          --------  -------
Monthly Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount for the period from and including the Closing Date to and including the last day of such Monthly

Period and the denominator of which is the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the Cut -Off Date.

          "Group One" shall mean Series 2000-3 and each other Series specified
           ---------
in the Supplement for that Series to be included in Group One.

          "Indenture" shall mean the Indenture dated as of November 21, 2000
           ---------
between Providian Secured Note Trust 2000-3 and The Bank of New York.

          "Initial Invested Amount" shall mean an amount equal to the sum of the
           -----------------------
Class A Initial Invested Amount, the Class B Initial Invested Amount, the Collateral Initial Invested Amount and the Class D Initial Invested Amount.

          "Interest Period" shall mean, with respect to any Distribution Date,
           ---------------
the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Period
                        --------  -------
shall commence on and include the Closing Date and end on but exclude the first Distribution Date.

          "Interest Rate Protection Agreement" shall mean, if applicable, any
           ----------------------------------
interest rate cap agreement, interest rate swap agreement or any other interest rate protection agreement assigned to the Trust for the benefit of the Series 2000-3 Certificateholders and any guarantee thereof.

          "Interest Rate Protection Provider" shall mean, if applicable, the
           ---------------------------------
Person specified in the Interest Rate Protection Agreement, in its capacity as obligor thereunder, and any Person acting as guarantor of the Interest Rate Protection Agreement.

          "Invested Amount" shall mean, with respect to any date of
           ---------------
determination, an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount, the Collateral Invested Amount and the Class D Invested Amount on such date.

          "LIBOR" shall mean, with respect to each day of each Interest Period
           -----
(or portion thereof), the rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the rate for United States Dollar deposits for a period of one month as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period; provided, however, that if no
                                                   --------  -------
such rate is shown, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent)
based on the offered rates for United States Dollar deposits for a period of one month as displayed on page "LIBO" of the Reuters Monitor Money Rates Service or any successor page as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period, it being understood that if at least two such rates appear on such page, the rate shall be the arithmetic mean of such displayed rates; and provided further, that (i) if fewer than two such rates are
                     -------- -------
displayed, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) equal to the arithmetic mean of the rates at which deposits in United States Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Period to prime banks in the London interbank market for a period of one month and (ii) if fewer than two such rates are provided as requested, LIBOR shall be the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) equal to the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for such Interest Period to leading European banks for United States Dollar deposits for a period of one month. If fewer than two major banks in New York City are quoting rates for such deposits at such time, the rate for that day shall be deemed to be the rate as determined with respect to the preceding Interest Period; provided that, for the first Interest Period LIBOR shall be determined twice as follows: first, as of the second London Business Day before the beginning of the first interest period; and second, as of the second London Business Day before December 15, 2000.

          "LIBOR Determination Date" shall mean, with respect to any Interest
           ------------------------
Period, the second London Business Day prior to the commencement of such Interest Period.

          "London Business Day" shall mean a Business Day on which dealings in
           -------------------
deposits in United States Dollars are transacted in the London interbank market.

          "Monthly Interest" shall mean, with respect to any Distribution Date,
           ----------------
an amount equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Monthly Interest with respect to such Distribution Date.

          "Monthly Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Non-Variable Accumulation Series" shall mean each outstanding Series
           --------------------------------
that is not a Variable Funding Series or a Variable Accumulation Series.

          "Payment Date" shall mean any Distribution Date and any Special
           ------------
Payment Date.

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is equal to (a) Available Finance Charge Collections for the Distribution Date with respect to such Monthly Period, minus (b) the Series 2000-3 Defaulted Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period; provided that with respect to the first Distribution Date the
                --------
annualized percentage shall be adjusted based on the actual number of days from the Closing Date to the last day of the Monthly Period preceding the initial Distribution Date.

          "Principal Allocation Percentage" shall mean, with respect to any date
           -------------------------------
of determination during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (i) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period and (ii) at all other times prior to the earlier of the date on which the Invested Amount is paid in full and the Series Termination Date, the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the Principal Receivables in the Trust and the amount on deposit in the Special Funding Account as of the last day of the immediately preceding Monthly Period and (b) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of such date of determination.

          "Principal Funding Account" shall have the meaning specified in
           -------------------------
Section 4.03(c)(i).

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date (after giving effect to any deposits to, or withdrawals from, the Principal Funding Account before or on such date).

          "Principal Funding Investment Proceeds" shall have the meaning
           -------------------------------------
specified in Section 4.03(c)(ii).

          "Principal Shortfall" shall have the meaning specified in Section
           -------------------
4.08.

          "Reallocated Class B Principal Collections" shall mean, with respect
           -----------------------------------------
to any Monthly Period, the lesser of (a) an amount equal to the excess, if any, of the full amount required to be paid pursuant to Sections 4.05(a)(i), (ii) (but only to the extent that any application of Reallocated Class B Principal Collections to the deficiency in the amount payable under Section 4.05(a)(ii) would result in a reduction in the Class D Invested Amount or the Collateral Invested Amount), (iii) and (iv) over the amount of the Available Finance Charge Collections, Reallocated Class D Principal Collections and Reallocated Collateral Principal Collections applied with respect thereto for such Monthly Period and (b) the sum for each day of the related Monthly Period of the product obtained by multiplying (i) the Principal Allocation Percentage with respect to such day, (ii) the amount of such day's Collections of Principal Receivables and
(iii) the Class B Percentage as of the last day of the immediately preceding Monthly Period.

          "Reallocated Class D Principal Collections" shall mean, with respect
           -----------------------------------------
to any Monthly Period, the lesser of (a) the Required Amount and (b) the sum for each day of the related Monthly Period of the product obtained by multiplying
(i) the Principal Allocation Percentage with respect to such day, (ii) the amount of such day's Collections of Principal Receivables and (iii) the Class D Percentage as of the last day of the immediately preceding Monthly Period.

          "Reallocated Collateral Principal Collections" shall mean, with
           --------------------------------------------
respect to any Monthly Period, the lesser of (a) an amount equal to the excess, if any, of the full amount required to be paid pursuant to Sections 4.05(a)(i),
(ii), (iii), (iv), (vii) and (ix) (but only to the extent that any application of Reallocated Collateral Principal Collections to the deficiency in the amount payable under Section 4.05(a)(ix) would result in a reduction of the Class D Invested Amount) over the Available Finance Charge Collections and Reallocated Class D Principal Collections applied with respect thereto for such Monthly Period and (b) the sum for each day of the related Monthly Period of the product obtained by multiplying (i) the Principal Allocation Percentage with respect to such day, (ii) the amount of such day's Collections of Principal Receivables and
(iii) the Collateral Percentage as of the last day of the immediately preceding Monthly Period.

          "Reallocated Principal Collections" shall mean, with respect to any
           ---------------------------------
Monthly Period, the sum of (a) Reallocated Class B Principal Collections with respect to such Monthly Period, (b) Reallocated Collateral Principal Collections with respect to such Monthly Period and (c) Reallocated Class D Principal Collections with respect to such Monthly Period.

          "Reassignment Amount" shall mean, with respect to any Distribution
           -------------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Adjusted Invested Amount on such Distribution Date, plus (b) Monthly Interest for such Distribution Date and any
                   ----
Monthly Interest previously due but not distributed to the Series 2000-3 Certificateholders on any prior Distribution Date, plus (c) the amount of Class
                                                   ----
A Additional Interest, Class B Additional Interest and Collateral Additional Interest, if any, for such Distribution Date and any Class A Additional Interest, Class B Additional Interest and Collateral Additional Interest previously due but not distributed to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder on any prior Distribution Date, plus (d) Class B Subordinated Monthly Interest for such Distribution Date and any Class B Subordinated Monthly Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, plus (e) the amount of Class B Subordinated Additional Interest, if any,
      ----
for such Distribution Date and any Class B Subordinated Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date.

          "Reference Banks" shall mean two or more major banks in the London
           ---------------
interbank market selected by the Servicer.

          "Required Amount" shall have the meaning specified in Section 4.04.
           ---------------

          "Revolving Period" shall mean the period beginning at the close of
           ----------------
business on the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Class A Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

          "Series 2000-3" shall mean the Series of Investor Certificates the
           -------------
terms of which are specified in this Supplement, including the Class consisting of the Class A Certificates, the Class consisting of the Class B

Certificates, the Class consisting of the Collateral Interest and the Class consisting of the Class D Interest.

          "Series 2000-3 Certificate" shall mean any one of the Class A
           -------------------------
Certificates, the Class B Certificates, the Collateral Interest or the Class D Interest.

          "Series 2000-3 Certificateholder" shall mean any one of the Class A
           -------------------------------
Certificateholders, the Class B Certificateholders, the Collateral Interest Holder or the Class D Holder.

          "Series 2000-3 Certificateholders' Interest" shall mean that portion
           ------------------------------------------
of the Certificateholders' Interest evidenced by the Series 2000-3 Certificates.

          "Series 2000-3 Defaulted Amount" shall mean, with respect to each
           ------------------------------
Distribution Date, an amount equal to the product of (i) the Defaulted Amount for the related Monthly Period and (ii) the Floating Allocation Percentage for such Monthly Period.

          "Servicing Fee Rate" shall mean (a) for such time as the Seller or any
           ------------------
of its Affiliates is the Servicer, 1.75% per annum and (b) at all other times, a percentage determined by the Trustee in accordance with Section 10.02 of the Agreement which shall not exceed 2.00% per annum.

          "Special Payment Date" shall mean each Distribution Date with respect
           --------------------
to the Early Amortization Period.

          "Termination Date" shall mean the August 2007 Distribution Date.
           ----------------

          "Transfer and Administration Agreement" shall mean the transfer and
           -------------------------------------
administration agreement relating to Series 2000-3 between Providian Secured Note Trust 2000-3 and Providian National Bank, dated as of November 21, 2000, as amended, supplemented or modified from time to time.

          "United States Dollars" or "$" shall mean the lawful currency of the
           -----------------------------
United States of America.

          "Variable Accumulation Series" shall mean each outstanding Series,
           ----------------------------
other than any Variable Funding Series, for which, pursuant to the terms of the related Supplement, at the time a determination is made pursuant to Section 4.03(e), the commencement date of the Accumulation Period may be changed.

          "Variable Funding Series" shall mean Series 1993-3, Series 1998-1 and
           -----------------------
any other Series designated in the related Supplement as a Variable Funding Series.

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 2000-3, Moody's and Standard & Poor's. As used in this Supplement and in the Agreement with respect to Series 2000-3, "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable.

          (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

          (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation".

                                  ARTICLE III

                                    Servicer
                                    --------

          SECTION 3.01.  Servicing Compensation.  The share of the Servicing Fee
                         -----------------------
allocable to the Series 2000-3 Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Special
      -----
Funding Account as of the last day of such Monthly Period and the Floating Allocation Percentage with respect to such Monthly Period; provided, however,
                                                           --------  -------
that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to the product of (x) 1.75%, (y) the Initial Invested Amount and
(z) a fraction, the numerator of which is the actual number of days in the period from and including the Closing Date to and including the last day of the Monthly Period immediately preceding the first Distribution Date and the denominator of which is 360. The remainder of the Servicing Fee (i.e., the
                                                                  ----
portion not allocated to the Series

2000-3 Certificateholders' Interest) shall be paid by the Seller or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Series 2000-3 Certificateholders be liable for the share of the Servicing Fee to be paid by the Seller or the Certificateholders of any other Series. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(a)(iii) and Sections 4.05(b), (c) and (d).


                                  ARTICLE IV

                  Rights of Series 2000-3 Certificateholders;
                  -------------------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

          SECTION 4.01.  Collections and Allocations.  The Servicer shall apply,
                         ----------------------------
or shall instruct the Trustee, upon written notice substantially in the form of Exhibit B, to apply, all collections and other funds on deposit in the Collection Account that are allocated to the Series 2000-3 Certificates as described in this Article IV.

          SECTION 4.02.  Determination of Monthly Interest. (a)  The amount of
                         ----------------------------------
monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate and (iii) the outstanding principal amount of the Class A Certificates as of the immediately preceding Record Date.

          On or before each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. With respect to any Distribution Date, if the Class A Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Class A Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate and (iii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution

Date following the Distribution Date on which such Class A Interest Shortfall occurs to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) the Class B Invested Amount as of the immediately preceding Record Date.

          On or before each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. With respect to any Distribution Date, if the Class B Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Class B Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) such Class B Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following the Distribution Date on which such Class B Interest Shortfall occurs to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c) The amount of subordinated monthly interest ("Class B Subordinated Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) the excess of the outstanding principal amount of the Class B Certificates over the Class

B Invested Amount as of the immediately preceding Record Date.

          On or before each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Subordinated Interest Shortfall"), of (x) the Class B Subordinated Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Subordinated Monthly Interest on such Distribution Date. With respect to any Distribution Date, if the Class B Subordinated Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Class B Subordinated Additional Interest") equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) such Class B Subordinated Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following the Distribution Date on which such Class B Subordinated Interest Shortfall occurs to and including the Distribution Date on which such Class B Subordinated Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Subordinated Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (d) The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Interest on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Collateral Interest Rate and (ii) the outstanding principal amount of Collateral Interest as of the last Business Day of the preceding Monthly Period, except that with respect to the first Interest Payment Date, Collateral Monthly Interest shall mean interest accrued on the outstanding principal amount of the Collateral Interest at the Collateral Interest Rate from the Series Issuance Date to but excluding the first Interest Payment Date, calculated on the basis of a 360-day year of twelve 30-day months.

          On or before each Distribution Date, the Servicer shall determine the excess, if any (the "Collateral Interest Shortfall"), of (x) the Collateral Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Collateral Monthly Interest on such Distribution Date. With respect to any Distribution Date, if the Collateral Interest Shortfall with respect to the preceding Distribution Date is greater than zero, an amount ("Collateral Additional Interest") equal to one-twelfth of the product of (i) the Collateral Interest Rate and (ii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) shall be payable as provided herein with respect to the Collateral Interest on each Distribution Date following the Distribution Date on which such Collateral Interest Shortfall occurs to and including the Distribution Date on which such Collateral Interest Shortfall is paid to the Collateral Interest Holder. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.

          SECTION 4.03.  Determination of Class A Monthly Principal, Class B
                         ---------------------------------------------------
Monthly Principal, Collateral Monthly Principal and Class D Monthly Principal;
------------------------------------------------------------------------------
Principal Funding Account; Class A Accumulation Period.  (a)  The amount of
-------------------------------------------------------
monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificateholders' Interest on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date and (ii) the first Distribution Date with respect to the Class A Accumulation Period, shall be equal to the least of (x) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date with respect to the Class A Accumulation Period, the Class A Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Invested Amount on such Distribution Date.

          (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificateholders' Interest on each Distribution Date beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (less the portion of Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (y) for each Distribution Date with respect to the Class B Accumulation Period, the Class B Controlled Deposit Amount for such Distribution Date and (z) the Class B Adjusted Invested Amount on such Distribution Date.

          (c)  (i)  The Servicer, for the benefit of the Class A
Certificateholders and the Class B Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit

Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificate holders and the Class B Certificateholders. The Principal Funding Account shall initially be established with Bankers Trust Company.

          (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificate holders and the Class B Certificateholders; provided that, on each Distribution Date all
                            --------
interest and other investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No such Eligible Investment in the Principal Funding Account shall be disposed of prior to its maturity; provided,
                                                                      --------
however, that the Trustee shall sell, liquidate or dispose of such Eligible
-------
Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment (the Trustee shall not be responsible for determining whether such a loss would result) or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (iii) On each Distribution Date with respect to the Class A Accumulation Period and the Class B Accumulation Period and on the first Special Payment Date, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of Available Finance Charge Collections for such Distribution Date.

          (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (d) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders and the Class B Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (c)(i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.

          (ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and
Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Class A Certificateholders and the Class B Certificateholders.

          (e) The Class A Accumulation Period is scheduled to commence at the close of business on the last Business Day of October 2001; provided, however,
                                                            --------  -------
that if the Class A Accumulation Period Length on any Determination Date (determined as described below) is less than twenty-four months, upon notice to the Trustee, the Seller and each Rating Agency, which notice may be included as part of the monthly statement described in Section 5.02(b), the Servicer, at its option, may elect to modify the date on which the Class A Accumulation Period actually commences to the last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date equal to the Class A Accumulation Period Length; provided, however, that (i) the
                                                 --------  -------
length of the Class A Accumulation Period shall not be less than one month; and
(ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Class A Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer shall determine the "Class A Accumulation Period Length," which shall equal the number of months such that the Class A Accumulation Period Amount for the Monthly Period immediately preceding the Class A Expected Final Payment Date, when aggregated with the Class A Accumulation Period Amounts for each preceding Monthly Period, shall equal or exceed the Class A Initial Invested Amount. Any notice by the Servicer electing to modify the commencement of the Class A Accumulation Period pursuant to this subsection (e) shall specify (i) the Class A Accumulation Period Length, (ii) the commencement date of the Class A Accumulation Period and (iii) the Class A Controlled Accumulation Amount with respect to each Monthly Period preceding the Class A Expected Final Payment Date.

          (f) The amount, if any, of monthly principal ("Collateral Monthly Principal") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date beginning with the Collateral Principal Commencement Date, shall be an amount equal to the lesser of (x) Available Principal Collections with respect to such Distribution Date (minus the portion of any Available Principal Collections applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date) and (y) the Collateral Invested Amount on such Distribution Date.

          (g) The amount, if any, of monthly principal ("Class D Monthly Principal") distributable from the Collection Account with respect to the Class D Interest on each Distribution Date beginning with the Distribution Date on which the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount are paid in full, shall be an amount equal to the lesser of (x) Available Principal Collections with respect to such Distribution Date (minus the portion of any Available Principal Collections applied to Class
      -----
A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on such Distribution Date) and (y) the Class D Invested Amount on such Distribution Date.

          SECTION 4.04.  Required Amount.  With respect to each Distribution
                         ----------------
Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (i) the full amount required to be paid pursuant to Sections 4.05(a)(i), (ii), (iii), (iv), (vii), (ix) and (x) for such Distribution Date exceeds (ii) the amount of Available Finance Charge Collections to be applied thereto for such Distribution Date. The Servicer shall give the Trustee notice of the Required Amount on any Determination Date on which the Servicer determines that the Required Amount is greater than zero.

          SECTION 4.05.  Application of Available Finance Charge Collections and
                         -------------------------------------------------------
Available Principal Collections.  The Servicer shall apply (if the Seller is the
--------------------------------
Servicer and the Collection Account is maintained with the Seller) or shall cause the Trustee to apply, on each Distribution Date, Available Finance Charge Collections, Reallocated Principal Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

          (a) On each Distribution Date, Available Finance Charge Collections with respect to such Distribution Date shall be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not distributed to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for
                        ----
     such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

          (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest
                        ----
     previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for
                        ----
     such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (iii) an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously
                        ----
     due but not distributed to the Servicer on any prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03(a) of the Agreement);

          (iv) an amount equal to the Class A Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (v) an amount equal to the aggregate amount of Class A Charge-Offs that have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (vi) an amount equal to Class B Subordinated Monthly Interest for such Distribution Date, plus the amount of any Class B Subordinated Monthly
                             ----
     Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Subordinated
                                   ----
     Additional Interest for such Distribution Date and any Class B Subordinated Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

          (vii) an amount equal to the Class B Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (viii) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Class B Invested Amount" (but not in excess of the amount of such reductions that have not been previously reimbursed) shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (ix) an amount equal to the Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest
                        ----
     previously due but not paid to the Collateral Interest Holder on any prior Distribution Date, plus the amount of any Collateral Additional Interest
                        ----
     for such Distribution Date and any Collateral Additional Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, shall be paid to the Collateral Interest Holder for application in accordance with the Transfer and Administration Agreement;

          (x) an amount equal to the Collateral Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (xi) on each Distribution Date from and after the Class A Reserve Account Funding Date, but prior to the date on which the Class A Reserve Account terminates as described in Section 4.09(f), an amount up to the excess, if any, of the Class A Required Reserve Account Amount over the Class A Available Reserve Account Amount shall be deposited into the Class A Reserve Account;

          (xii) on each Distribution Date from and after the Class B Reserve Account Funding Date, but prior to the date on which the Class B Reserve Account terminates as described in Section 4.10(f), an amount up to the excess, if any, of the Class B Required Reserve Account Amount over the Class B Available Reserve Account Amount shall be deposited into the Class B Reserve Account;

          (xiii) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Collateral Invested Amount" (but not in excess of the amount of such reductions that have not been previously reimbursed) shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (xiv) an amount equal to the Class D Defaulted Amount for such Distribution Date shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (xv) an amount equal to the aggregate amount by which the Class D Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Class D Invested Amount" (but not in excess of the amount of such reductions that have not been previously reimbursed) shall be treated as a portion of Available Principal Collections with respect to such Distribution Date; and

          (xvi) the balance, if any, shall be paid to the Collateral Interest Holder for application in accordance with the Transfer and Administration Agreement.

          (b) On each Distribution Date, Reallocated Class D Principal Collections shall be distributed to fund the Required Amount for such Distribution Date, the amount of such Reallocated Class D Principal Collections being applied to the components of the Required Amount in the same priority as amounts are applied to such components from Available Finance Charge Collections pursuant to Section 4.05(a), and the Class D Invested Amount (after giving effect to reductions in the Class D Invested Amount on such Distribution Date pursuant to Section 4.06(a) in respect of the amount by which the Class D Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Class D Defaulted Amount) shall be reduced by the amount of such Reallocated Class D Principal Collections.

          (c) On each Distribution Date, Reallocated Collateral Principal Collections shall be distributed to fund any excess of the full amount required to be paid pursuant to Sections 4.05(a)(i), (ii), (iii), (iv), (vii) and (ix) for such Distribution Date over the amount of Available Finance Charge Collections and Reallocated Class D Principal Collections applied thereto for such Distribution Date, the amount of such Reallocated Collateral Principal Collections being applied to fund any deficiency pursuant to Sections 4.05(a)(i), (ii), (iii), (iv), (vii) and (ix) (but only to the extent that any application of Reallocated Collateral Principal Collections to such deficiency in the amount payable under Section 4.05(a)(ix) would result in a reduction of the Class D Invested Amount) in the same priority as amounts are applied to such Sections from Available Finance Charge Collections pursuant to Section 4.05(a), and the Class D Invested Amount (after giving effect to reductions in the Class D Invested Amount on such Distribution Date (i) pursuant to Section 4.05(b) in respect of the application of Reallocated Class D Principal Collections and (ii) pursuant to Section 4.06(a) in respect of the amount by which the Class D Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Class D Defaulted Amount) shall be reduced by the amount of such Reallocated Collateral Principal Collections. In the event that such reduction would cause the Class D Invested Amount to be reduced below zero, the Class D Invested Amount shall be reduced to zero and the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount pursuant to Section 4.06(d) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero.

          (d) On each Distribution Date, Reallocated Class B Principal Collections shall be distributed to fund any excess of the full amount required to be paid pursuant to Sections 4.05(a)(i), (ii), (iii) and (iv) for such Distribution Date over the amount of Available Finance Charge Collections, Reallocated Class D Principal Collections and Reallocated Collateral Principal Collections applied thereto for such Distribution Date, the amount of such Reallocated Class B Principal Collections being applied to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) (but only to the extent that any application of Reallocated Class B Principal Collections to such deficiency in the amount payable under Section 4.05(a)(ii) would result in a reduction in the Class D Invested Amount or the Collateral Invested Amount), (iii) and (iv) in the same priority as amounts are applied to such Sections from Available Finance Charge Collections pursuant to Section 4.05(a), and the Class D Invested Amount (after giving effect to reductions in the Class D Invested Amount on such Distribution Date (i) pursuant to Sections 4.05(b) and (c) in respect of the application of Reallocated Class D Principal Collections and Reallocated Collateral Principal Collections and (ii) pursuant to Section 4.06(a) in respect of the amount by which the Class D Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Class D Defaulted Amount) shall be reduced by the amount of such Reallocated Class B Principal Collections. In the event that such reduction would cause the Class D Invested Amount to be reduced below zero, the Class D Invested Amount shall be reduced to zero and the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution Date (i) pursuant to Section 4.05(c) in respect of the application of Reallocated Collateral Principal Collections and (ii) pursuant to Section 4.06(d) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero. In the event that such reduction would cause the Collateral Invested Amount to be reduced below zero, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount (after giving effect to reductions in the Class B Invested Amount pursuant to Section 4.06(c) in respect of the amount by which the Class B Defaulted Amount exceeded the amount of Available Finance Charge Collections, Reallocated Class D Principal Collections and Reallocated Collateral Principal Collections available to fund the Class B Defaulted Amount) shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero.

          (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          (f) On each Distribution Date during the period beginning on the earlier to occur of (w) the first Distribution Date with respect to the Class A Accumulation Period, and (x) the first Special Payment Date and ending on the earlier to occur of (y) the payment in full to Series 2000-3 Certificateholders of the Invested Amount and (z) the Termination Date, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following priority:

          (i) an amount equal to Class A Monthly Principal for such Distribution Date shall be deposited into the Principal Funding Account, and on the Class A Expected Final Payment Date and on each Special Payment Date, such amounts shall be applied in accordance with Section 5.01(b);

          (ii) an amount equal to Class B Monthly Principal for such Distribution Date shall be deposited into the Principal Funding Account, and on the Class B Expected Final Payment Date and on each Special Payment Date, such amounts shall be applied in accordance with Section 5.01(d);

          (iii) an amount equal to the Collateral Monthly Principal, if any, for such Distribution Date shall be distributed to the Collateral Interest Holder for application in accordance with the Transfer and Administration Agreement;

          (iv) an amount equal to the Class D Monthly Principal, if any, for such Distribution Date shall be distributed to the Class D Holder for application in accordance with the Transfer and Administration Agreement; and

          (v) the balance, if any, of Available Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

          SECTION 4.06.  Defaulted Amounts; Charge-Offs.  (a)  If, on any
                         -------------------------------
Distribution Date, the Class D Defaulted Amount for the related Monthly Period exceeds the amount of Available Finance Charge Collections available to fund the Class D Defaulted Amount pursuant to Section 4.05(a)(xiv) on such Distribution Date, then the Class D Invested Amount shall be reduced by the amount of such excess; provided, however, that the Class D Invested Amount shall not be reduced
        --------  -------
below zero. Such reductions shall thereafter be reimbursed and the Class D Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed reductions) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to 4.05(a)(xv).

          (b) On each Determination Date, the Servicer shall calculate the Class A Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Defaulted Amount for the related Monthly Period exceeds the amount of Available Finance Charge Collections and Reallocated Principal Collections applied thereto on such Distribution Date, the Class D Invested Amount (after giving effect to reductions in the Class D Invested Amount on such Distribution Date (i) pursuant to Sections 4.05(b), (c) and (d) in respect of the application of Reallocated Principal Collections and (ii) pursuant to Section 4.06(a) in respect of the amount by which the Class D Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Class D Defaulted Amount) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class D Invested Amount to be reduced below zero, the Class D Invested Amount shall be reduced to zero and the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution Date (i) pursuant to Section 4.05(c) and (d) in respect of the application of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections and (ii) pursuant to Section 4.06(d) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero. In the event that such reduction would cause the Collateral Invested Amount to be reduced below zero, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount (after giving effect to reductions in the Class B Invested Amount on such Distribution Date (i) pursuant to Section 4.05(d) in respect of the application of Reallocated Class B Principal Collections and (ii) pursuant to Section 4.06(c) in respect of the amount by which the Class B Defaulted Amount exceeded the amount of Available Finance Charge Collections, Reallocated Class D Principal Collections and Reallocated Collateral Principal Collections available to fund the Class B Defaulted Amount) shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be reduced below zero, the Class B Invested Amount shall be reduced to zero and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (a "Class A Charge-Off"). Class A Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Charge-Offs) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to Section 4.05(a)(v).

          (c) On each Determination Date, the Servicer shall calculate the Class B Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Defaulted Amount for the related Monthly Period exceeds the amount of Available Finance Charge Collections, Reallocated Class D Principal Collections and Reallocated Collateral Principal Collections applied thereto for such Distribution Date, the Class D Invested Amount (after giving effect to reductions in the Class D Invested Amount on such Distribution Date
(i) pursuant to Sections 4.05(b), (c) and (d) in respect of the application of Reallocated Principal Collections, (ii) pursuant to Section 4.06(a) in respect of the amount by which the Class D Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Class D Defaulted Amount and (iii) pursuant to Section 4.06(b) in respect of the amount by which the Class A Defaulted Amount exceeded the amount of Available Finance Charge Collections and Reallocated Principal Collections available to fund the Class A Defaulted Amount) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class D Invested Amount to be reduced below zero, the Class D Invested Amount shall be reduced to zero and the Collateral Invested Amount (after giving effect to reductions in the Collateral Invested Amount on such Distribution Date (i) pursuant to Sections 4.05(c) and (d) in respect of the application of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections, (ii) pursuant to Section 4.06(d) in respect of the amount by which the Collateral Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Collateral Defaulted Amount and (iii) pursuant to Section 4.06(b) in respect of the amount by which the Class A Defaulted Amount exceeded the amount of Available Finance Charge Collections and Reallocated Principal Collections available to fund the Class A Defaulted Amount) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero. In the event that such reduction would cause the Collateral Invested Amount to be reduced below zero, the Collateral Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (any reduction in the Class B Invested Amount in this paragraph (d) or paragraph (c) above, a "Class B Charge-Off"). Class B Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Charge-Offs) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to Section 4.05(a)(viii).

          (d) On each Determination Date, the Servicer shall calculate the Collateral Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Collateral Defaulted Amount for the related Monthly Period exceeds the amount of Available Finance Charge Collections and Reallocated Class D Principal Collections applied thereto for such Distribution Date, the Class D Invested Amount (after giving effect to reductions in the Class D Invested Amount on such Distribution Date (i) pursuant to Sections 4.05(b), (c) and (d) in respect of the application of Reallocated Principal Collections, (ii) pursuant to Section 4.06(a) in respect of the amount by which the Class D Defaulted Amount exceeded the amount of Available Finance Charge Collections available to fund the Class D Defaulted Amount, (iii) pursuant to
Section 4.06(b) in respect of the amount by which the Class A Defaulted Amount exceeded the amount of Available Finance Charge Collections and Reallocated Principal Collections available to fund the Class A Defaulted Amount and (iv) pursuant to Section 4.06(c) in respect of the amount by which the Class B Defaulted Amount exceeded the amount of Available Finance Charge Collections, Reallocated Class D Principal Collections and Reallocated Collateral Principal Collections available to fund the Class B Defaulted Amount) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class D Invested Amount to be reduced below zero, the Class D Invested Amount shall be reduced to zero and the Collateral Invested Amount shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero ; provided, however, that
       --------  -------
the Collateral Invested Amount shall not be reduced below zero. Such reductions shall thereafter be reimbursed and the Collateral Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed reductions) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to 4.05(a)(xiii).

          SECTION 4.07.  Additional Finance Charges. Subject to Section 4.05 of
                         ---------------------------
the Agreement, Additional Finance Charges with respect to the Series in Group One for any Distribution Date shall be allocated to Series 2000-3 in an amount equal to the product of (i) the aggregate amount of Additional Finance Charges with respect to all the Series in Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2000-3 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Series in Group One for such Distribution Date. The amount of Additional Finance Charges, if any, for Series 2000-3 for any Distribution Date shall be the "Series 2000-3 Additional Finance Charges" specified in the Transfer and Administration Agreement. On each Distribution Date, the Trustee shall deposit into the Collection Account for application in accordance with Section 4.05 of the Agreement the aggregate amount of Additional Finance Charges for Series 2000-3 received by the Trustee pursuant to the Transfer and Administration Agreement on such date. The "Finance Charge Shortfall" for Series 2000-3 for any Distribution Date shall be equal to the excess, if any, of (x) the full amount required to be paid pursuant to
Section 4.05(a) (excluding Section 4.05(a)(xvi)) and, without duplication, pursuant to Sections 3.02(a)(i), 3.02(a)(iii) and 3.02(a)(iv) of the Transfer and Administration Agreement on such Distribution Date over (y) Available Finance Charge Collections (excluding any Additional Finance Charges from other Series in Group One that are allocated to Series 2000-3 on such Distribution
Date) with respect to the related Monthly Period.

          SECTION 4.08.  Shared Principal Collections. Subject to Section 4.04
                         -----------------------------
of the Agreement, Shared Principal Collections for any Distribution Date shall be allocated to Series 2000-3 in an amount equal to the product of (i) the aggregate amount of Shared Principal Collections with respect to all Series for such Distribution Date and (ii) a fraction, the numerator of which is the Principal Shortfall for Series 2000-3 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The

"Principal Shortfall" for Series 2000-3 shall be equal to (w) for any Distribution Date with respect to the Revolving Period, zero, (x) for any Distribution Date with respect to the Class A Accumulation Period, the excess, if any, of the Class A Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (y) for any Distribution Date with respect to the Class B Accumulation Period, the excess, if any, of the Class B Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (z) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

          SECTION 4.09.  Class A Reserve Account. (a)  The Servicer shall
                         ------------------------
establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class A Certificateholders, an Eligible Deposit Account (the "Class A Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A Reserve Account and in all proceeds thereof. The Class A Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders. If at any time the Class A Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Class A Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Class A Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Class A Reserve Account from time to time in an amount up to the Class A Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Class A Reserve Account Funding Date) prior to the termination of the Class A Reserve Account make a deposit into the Class A Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.05(a)(xi).

          (b) Funds on deposit in the Class A Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Class A Reserve Account on any Transfer Date or Distribution Date, after giving effect to any withdrawals from the Class A Reserve Account on such date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class A Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall
                                   --------  -------
sell, liquidate or dispose of an Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment (the Trustee shall not be responsible for determining whether such a loss would result) or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Class A Reserve Account shall be retained in the Class A Reserve Account (to the extent that the Class A Available Reserve Account Amount is less than the Class A Required Reserve Account Amount) and the balance, if any, shall be distributed on the related Distribution Date to or at the direction of the Seller. For purposes of determining the availability of funds or the balance in the Class A Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On the Determination Date preceding each Distribution Date with respect to the Class A Accumulation Period and the first Special Payment Date (on or prior to the Class A Expected Final Payment Date), the Servicer shall calculate the "Class A Reserve Draw Amount," which shall be equal to the excess, if any, of the Class A Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date relating to the Principal Funding Account Balance with respect to the Class A Certificates; provided, that
                                                                  --------
such amount shall be reduced to the extent that funds otherwise would be available for deposit in the Class A Reserve

Account under Section 4.05(a)(xi) with respect to such Distribution Date or Special Payment Date.

          (d) In the event that for any Distribution Date the Class A Reserve Draw Amount is greater than zero, the Class A Reserve Draw Amount, up to the Class A Available Reserve Account Amount, shall be withdrawn from the Class A Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date.

          (e) On or before each Transfer Date, the Servicer shall determine the amount, if any, of the Class A Reserve Account Surplus for the related Distribution Date, after giving effect to all deposits to and withdrawals from the Class A Reserve Account required to be made with respect to such Distribution Date (the "Class A Reserve Account Surplus Amount"). In the event that the Class A Reserve Account Surplus Amount with respect to any Transfer Date is greater than zero, the Trustee, on the related Distribution Date, acting in accordance with the instructions of the Servicer, shall withdraw from the Class A Reserve Account, and pay to or at the direction of the Seller, an amount equal to such Class A Reserve Account Surplus Amount.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Invested Amount is paid in full to the Class A Certificateholders, (iii) the Transfer Date immediately preceding the first Special Payment Date and (iv) the Transfer Date immediately preceding the Class A Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders that are payable from the Class A Reserve Account as provided herein, shall withdraw from the Class A Reserve Account and pay to or at the direction of the Seller, all amounts, if any, on deposit in the Class A Reserve Account and the Class A Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          SECTION 4.10.  Class B Reserve Account. (a)  The Servicer shall
                         ------------------------
establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Class B Certificateholders, an Eligible Deposit Account (the "Class B Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class B Reserve Account and in all proceeds thereof. The Class B Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Class B Certificateholders. If at any time the Class B Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Class B Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Class B Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Class B Reserve Account from time to time in an amount up to the Class B Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Class B Reserve Account Funding Date) prior to the termination of the Class B Reserve Account make a deposit into the Class B Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.05(a)(xii).

          (b) Funds on deposit in the Class B Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Class B Reserve Account on any Transfer Date or Distribution Date, after giving effect to any withdrawals from the Class B Reserve Account on such date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Class B Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee shall
                                   --------  -------
sell, liquidate or dispose of an Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment (the Trustee shall not be responsible for determining whether such a loss would result) or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Class B Reserve Account shall be retained in the Class B Reserve Account (to the extent that the Class B Available Reserve Account Amount is less than the Class B Required

Reserve Account Amount) and the balance, if any, shall be distributed on the related Distribution Date to or at the direction of the Seller. For purposes of determining the availability of funds or the balance in the Class A Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On the Determination Date preceding each Distribution Date with respect to the Class A Accumulation Period and the first Special Payment Date (on or prior to the Class A Expected Final Payment Date), the Servicer shall calculate the "Class A Reserve Draw Amount," which shall be equal to the excess, if any, of the Class A Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date relating to the Principal Funding Account Balance with respect to the Class A Certificates; provided, that
                                                                  --------
such amount shall be reduced to the extent that funds otherwise would be available for deposit in the Class A Reserve Account under Section 4.05(a)(xi) with respect to such Distribution Date or Special Payment Date.

          (d) In the event that for any Distribution Date the Class A Reserve Draw Amount is greater than zero, the Class A Reserve Draw Amount, up to the Class A Available Reserve Account Amount, shall be withdrawn from the Class A Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Available Finance Charge Collections for such Distribution Date.

          (e) On or before each Transfer Date, the Servicer shall determine the amount, if any, of the Class A Reserve Account Surplus for the related Distribution Date, after giving effect to all deposits to and withdrawals from the Class A Reserve Account required to be made with respect to such Distribution Date (the "Class A Reserve Account Surplus Amount"). In the event that the Class A Reserve Account Surplus Amount with respect to any Transfer Date is greater than zero, the Trustee, on the related Distribution Date, acting in accordance with the instructions of the Servicer, shall withdraw from the Class A Reserve Account, and pay to or at the direction of the Seller, an amount equal to such Class A Reserve Account Surplus Amount.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the

Agreement, (ii) the day on which the Class A Invested Amount is paid in full to the Class A Certificateholders, (iii) the Transfer Date immediately preceding the first Special Payment Date and (iv) the Transfer Date immediately preceding the Class A Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders that are payable from the Class A Reserve Account as provided herein, shall withdraw from the Class A Reserve Account and pay to or at the direction of the Seller, all amounts, if any, on deposit in the Class A Reserve Account and the Class A Reserve Account shall be deemed to have terminated for purposes of this Supplement.

          SECTION 4.11.  Interest Rate Protection Agreements.  (a)  The Seller
                         ------------------------------------
may determine from time to time, in its sole discretion, to obtain one or more Interest Rate Protection Agreements with respect to Series 2000-3. Upon any such determination, the Servicer shall obtain such an Interest Rate Protection Agreement in favor of the Trust for the benefit of the Series 2000-3 Certificateholders by directing the Trustee to accept an assignment of such Interest Rate Protection Agreement and the Trustee shall accept such assignment. The Interest Rate Protection Agreement shall provide that the Trust shall be entitled to receive any payments from the Interest Rate Protection Provider thereunder (which payments shall be determined in accordance with the Interest Rate Protection Agreement). Any Interest Rate Protection Agreement may be terminated by the Seller or assigned by the Trust to or at the direction of the Seller at any time at the Seller's election and in its sole discretion. The Seller may assign to the Trust at any time in its sole discretion any Interest Rate Protection Agreement so long as the Trust is neither required to pay for nor obligated to make payments pursuant to such Interest Rate Protection Agreement. The Seller will notify each Rating Agency in writing of the assignment of any Interest Rate Protection Agreement to the Trust within five Business Days following such assignment, unless earlier notice is given in connection with the satisfaction of any required Rating Agency Condition.

          (b) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under any Interest Rate Protection Agreement and the Servicer accepts such appointment.

          (c) The Trustee hereby agrees to make demand under the guarantee, if any, of any Interest Rate Protection Agreement in the event that the Interest Rate Protection Provider shall fail to make any payment as provided in the Interest Rate Protection Agreement.



                                   ARTICLE V


                         Distributions and Reports to
                         ----------------------------
                       Series 2000-3 Certificateholders
                       --------------------------------

          SECTION 5.01.  Distributions.  (a)  On each Payment Date, the Paying
                         --------------
Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class A Certificates pursuant to this Supplement.

          (b) On each Special Payment Date (on or prior to the Class B Principal Commencement Date) and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account (or otherwise held by the Paying Agent) and that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Series 2000-3 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation shall not apply).

          (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Payment Date to pay interest on the Class B Certificates pursuant to this Supplement.

          (d) On each Special Payment Date (on or after the Class B Principal Commencement Date), and on the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in

Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts on deposit in the Principal Funding Account (or otherwise held by the Paying Agent) and that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Series 2000-3 Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation shall not apply).

          (e) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

          (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Class A Certificateholders and Class B Certificateholders hereunder shall be made by check mailed to each Class A Certificateholder and Class B Certificate holder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Class A Certificate or Class B Certificate or the making of any notation thereon; provided, however, that with respect to Class A Certificates and Class
         --------  -------
B Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

          (g) Distributions to the Collateral Interest Holder shall be made in accordance with the terms of the Transfer and Administration Agreement, subject to the terms of, and the amounts allocated and available for such purpose under, the Agreement and this Supplement.

          (h) Distributions to the Class D Holder shall be made in accordance with the terms of the Transfer and Administration Agreement, subject to the terms of, and amounts allocated and available for such purpose under, the Agreement and this Supplement.

          SECTION 5.02.  Reports and Statements.  (a)  On each Distribution
                         -----------------------
Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 2000-3 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer.

          (b) (i) Not later than each Determination Date, the Servicer shall deliver to the Trustee and the Paying Agent (x) a statement substantially in the form of Exhibit C prepared by the Servicer and (y) a certificate of a Servicing Officer substantially in the form of Exhibit D, and (ii) not later than each Distribution Date, the Paying Agent shall deliver to each Rating Agency a copy of the statements delivered to it by the Servicer pursuant to clause (i).

          (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2000-3 Certificateholder or any Certificate Owner with respect to Series 2000-3 by a request in writing to the Servicer.

          (d) On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2000-3 Certificateholder, a statement prepared by the Servicer containing the information that is required to be contained in the statement in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-3 Certificateholder, together with such other information, if any, as is required to be provided under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.



                                  ARTICLE VI

                           Additional Pay Out Events
                           -------------------------

          SECTION 6.01.  Additional Pay Out Event. The occurrence of the
                         -------------------------
following events (as determined by the Servicer on any Determination Date) shall, immediately on such Determination Date without notice or other action on the part of the Trustee or the Series 2000-3 Certificateholders, be deemed to be a Pay Out Event solely with respect to Series 2000-3:

          (a) the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such Monthly Periods (as determined by the Servicer on any Determination Date); or

          (b) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date.



                                  ARTICLE VII

                    Optional Repurchase; Series Termination
                    ---------------------------------------

          SECTION 7.01.  Optional Repurchase.  (a)  On any day occurring on or
                         --------------------
after the date on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller shall have the option to purchase the Series 2000-3 Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for the day immediately preceding such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day.

          (b) The Seller shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Seller intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Seller shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Account in accordance with the foregoing, the Invested Amount for Series 2000-3 shall be reduced to zero and the Series 2000-3 Certificateholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in
Section 8.01(b).

          SECTION 7.02.  Series Termination.  (a)  If, on the June 2007
                         -------------------
Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period that begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to Section 7.02(b)) occur on the Termination Date. The Seller and the Collateral Interest Holder shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

          (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 2000-3 Certificateholders pursuant to the Agreement and this Supplement; provided,
                                                                  --------
however, that the Servicer shall determine conclusively the amount of such
-------
proceeds that are allocable to Finance Charge Receivables and the amount of such proceeds that are allocable to Principal Receivables. During the period from the June 2007 Distribution Date to the Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.



                                 ARTICLE VIII

                              Final Distributions
                              -------------------

          SECTION 8.01.  Sale of Receivables or Certificateholders' Interest
                         ---------------------------------------------------
Pursuant to Section 2.06 or 10.01 of the Agreement.  (a)  Purchase Price.  (i)
---------------------------------------------------       ---------------
The amount to be paid by the Seller with respect to Series 2000-3 in connection with a reassignment of Receivables pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

          (ii) The amount to be paid by the Seller with respect to Series 2000-3 in connection with a repurchase of the Certificateholders' Interest pursuant to
Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (I) the excess, if any, of (A) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security that is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (B) the portion of the Reassignment Amount attributable to the

Class A Certificates and (II) the excess, if any, of (A) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security that is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (B) the portion of the Reassignment Amount attributable to the Class B Certificates.

          (b)  Distributions Pursuant to Section 7.01 or 7.02 of this Supplement
               -----------------------------------------------------------------
and Section 10.01 of the Agreement. With respect to the Reassignment Amount
----------------------------------
deposited into the Collection Account pursuant to Section 7.01 or 8.01(a)(ii) or any amounts allocable to the Series 2000-3 Certificate holders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Invested Amount on such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date shall be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest and Class B Subordinated Monthly Interest for such Distribution Date,
(B) any Class B Monthly Interest and any Class B Subordinated Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (C) the amount of Class B Additional Interest and Class B Subordinated Additional Interest, if any, for such Distribution Date and any Class B Additional Interest and any Class B Subordinated Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders,
(iii) (x) the Collateral Invested Amount on such Distribution Date shall be distributed to the Collateral Interest Holder and (y) an amount equal to the sum of (A) Collateral Monthly Interest for such Distribution Date, (B) any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, (C) the amount of Collateral Additional Interest, if any, for such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on any prior Distribution Date and (D) any other amounts then due to the Collateral Interest Holder pursuant to the Transfer and Administration Agreement (to the extent such amounts are payable pursuant to the Collateral Agreement out of "Available Amount" (as defined therein)), shall be distributed to the Collateral Interest Holder for application in accordance with the Transfer and Administration Agreement and (iv) the balance, if any, shall be distributed to the Class D Holder for application in accordance with the Transfer and Administration Agreement. Notwithstanding anything to the contrary contained in this Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y)(I) shall be distributed to the Class A Certificateholders and the amount of any excess determined pursuant to paragraph (a)(ii)(y)(II) shall be distributed to the Class B Certificateholders.

          (c)  Distributions Pursuant to Section 2.06 of the Agreement.  With
               --------------------------------------------------------
respect to any amounts deposited into the Collection Account pursuant to Section 8.01(a)(i), the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, deposit the principal portion of such amounts into the Special Funding Account.

          (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent, the Collateral Interest Holder and the Class D Holder pursuant to Section 8.01(b) for payment to the Series 2000-3 Certificateholders shall be deemed distributed in full to the Series 2000-3 Certificateholders on the date on which such funds are distributed to the Paying Agent, the Collateral Interest Holder and the Class D Holder pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          SECTION 8.02.  Distribution of Proceeds of Sale, Disposition or
                         ------------------------------------------------
Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement.  (a)
------------------------------------------------------------------------
Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution
                                   --------
shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall
                            --------
not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and the Principal Allocation Percentage with respect to such Monthly Period minus (y) the amount distributed to the
                                    -----
Paying Agent pursuant to clause (a)(i) of this sentence, (iii) deduct an amount equal to the Collateral Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Collateral Interest Holder for application in accordance with the Transfer and Administration Agreement, provided that the amount of such distribution shall not exceed (x) the product
--------
of the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and the Principal Allocation Percentage with respect to such Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clauses
       -----
(a)(i) and (a)(ii) of this sentence and (iv) deduct an amount equal to the Class D Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Class D Holder for application in accordance with the Transfer and Administration Agreement, provided that the amount of such distribution shall
                          --------
not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and the Principal Allocation Percentage with respect to such Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clauses
-----
(a)(i), (a)(ii) and (a)(iii) of this sentence. To the extent that the product of
(A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent, the Collateral Interest Holder and the Class D Holder pursuant to the preceding sentence, the excess shall be allocated to the Seller's Interest and shall be released to the Seller on such Distribution Date.

          (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution
                                --------
shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (y) the Floating Allocation Percentage with respect to the related Monthly Period and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest and Class B Subordinated Monthly Interest for such Distribution Date, (x) any Class B Monthly Interest and any Class B Subordinated Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (y) the amount of Class B Additional Interest and Class B Subordinated Additional Interest, if any, for such Distribution Date and any Class B Additional Interest and any Class B Subordinated Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificate holders, provided that the
                                                              --------
amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and the Floating Allocation Percentage with respect to the related Monthly Period minus (y) the amount
       -----
distributed to the Paying Agent pursuant to clause (b)(i) of this sentence. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the Collateral Interest Holder for application in accordance with the Transfer and Administration Agreement.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent, the Collateral Interest Holder and the Class D Holder pursuant to this Section for payment to the Series 2000-3 Certificateholders shall be distributed in full to the Series 2000-3 Certificateholders on the date on which funds are distributed to the Paying Agent, the Collateral Interest Holder and the Class D Holder pursuant to this Section and shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement.

          (d) Notwithstanding any provision of the Agreement or this Supplement, for purposes of Section 9.02(a) of the Agreement, the holders of the Series 2000-3 Certificates shall be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to the Seller.


                                  ARTICLE IX

                           Miscellaneous Provisions
                           ------------------------

          SECTION 9.01.  Ratification of Agreement.  As supplemented by this
                         -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          SECTION 9.02.  Counterparts.  This Supplement may be executed in two
                         -------------
or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          SECTION 9.03.  Governing Law.  THIS SUPPLEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 9.04.  Series Enhancer Notices.  The Collateral Interest
                         ------------------------
Holder and the Class D Holder shall be entitled to receive all notices and other items that are available to be delivered to Series Enhancers pursuant to Sections 2.03, 2.04(b), 6.03(d), 8.07 and 9.02 of the Agreement, except for notices and other items that relate solely to Series other than Series 2000-3.

          SECTION 9.05.  Determination of Material Adverse Effect.  Any
                         -----------------------------------------
determination of material adverse effect on Investor Certificateholders under the Agreement or this Supplement shall be made assuming the Collateral Invested Amount and the Class D Invested Amount are zero (including any determination of whether a representation or warranty made therein is correct or whether the Seller or the Servicer has duly performed a covenant contained therein or herein).

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                                   PROVIDIAN NATIONAL BANK,
                                   Seller and Servicer,

                                     by
                                        /s/ Gwinneth C. Berexa
                                        -------------------------
                                        Name:  Gwinneth C. Berexa
                                        Title: Vice President


                                   BANKERS TRUST COMPANY,
                                   Trustee,

                                     by
                                        /s/ Peter Becker
                                        -------------------------
                                        Name:  Peter Becker
                                        Title: Assistant Vice
                                                 President

                                                                     EXHIBIT A-1

REGISTERED                                                          $__________*

No. R-                                                      CUSIP No. [        ]

          [Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                             PROVIDIAN MASTER TRUST

                 FLOATING RATE CLASS A ASSET BACKED CERTIFICATE

                                 Series 2000-3

                 Each $1,000 minimum denomination represents a
             1/544,250 undivided interest in certain assets of the

                             PROVIDIAN MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                            PROVIDIAN NATIONAL BANK

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                      (Not an interest in or obligation of
                            Providian National Bank,
any Additional Sellers or any affiliate thereof)

______________
   * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that         (the "Class A Certificateholder") is the
registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, other than by any amendment or supplement relating to a specific Series, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Providian National Bank, a national banking association, as Seller and Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The Trust will also issue $71,750,000 of Floating Rate Class B Asset Backed Certificates, Series 2000-3, $59,500,000 of Collateral Interest, Series 2000-3 and $24,500,000 of
Class D Interest, Series 2000-3, which will be subordinated to the Class A Certificates as described in the Series Supplement. The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts and other revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of certain Series Enhancements, (vi) if applicable, payments, if any, received under any interest rate swap or cap agreement assigned to the Trust for the benefit of the Series 2000-3 Certificateholders and (vii) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.


          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and

Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound. It is the intent of the Sellers and the Series 2000-3 Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Series 2000-3 Certificates will qualify as indebtedness of the Seller secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The final principal payment with respect to the Class A Certificates is scheduled to be made on the November 2003 Distribution Date, but the final principal payment with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Class A Accumulation Period there are not sufficient funds to pay the Class A Controlled Accumulation Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Class A Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the November 2003 Distribution Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Sellers have caused this Class A Certificate to be duly executed.


                                                  PROVIDIAN NATIONAL BANK,

                                                  By
                                                     _________________________
                                                     Name:
                                                     Title:


Dated: November 21, 2000

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


BANKERS TRUST COMPANY,
as Trustee,

By: ___________________
    Authorized Officer

or

By: _______________________
    as Authenticating Agent
    for the Trustee,


By: ___________________
    Authorized Officer

                             PROVIDIAN MASTER TRUST

                 FLOATING RATE CLASS A ASSET BACKED CERTIFICATE

                                 Series 2000-3

                        Summary of Terms and Conditions

          This Class A Certificate is one of a Series of Certificates entitled Providian Master Trust, Asset Backed Certificates, Series 2000-3 (the "Series 2000-3 Certificates"), and one of a Class thereof entitled Floating Rate Class A Asset Backed Certificates, Series 2000-3 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $544,250,000. In addition to the Class A Certificates, the Floating Rate Class B Asset Backed Certificates, Series 2000-3, the Collateral Interest, Series 2000-3, the Class D Interest, Series 2000-3 and other Series of Investor Certificates previously issued by the Trust, the Seller's Interest has been issued to the Seller pursuant to the Agreement.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last business day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts on deposit in the Collection Account and the Principal Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Series 2000-3 Certificateholders' Interest in the Trust. The repurchase price of the Class A Certificates will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for the day immediately preceding such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day; excluding, in each case, any portion of the Reassignment Amount consisting of amounts payable to the Class B Certificateholders or the Collateral Interest Holder. Following the deposit of such repurchase price in the Collection Account, the Class A Certificateholders will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such repurchase price.

          This Class A Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of either of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, with the consent of the Holders of

Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the total amount of Series Enhancement available for the benefit of a Series without the consent of each affected Investor Certificateholder (provided that any amendment to the terms of a Pay Out Event shall not be deemed to be within the scope of this clause (i)),
(ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or
(iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _____________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________
_______________________________________________________________________________
                        (name and address of assignee)

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney-in-fact, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                _______________________*

                                                      Signature Guaranteed:


                                                      _______________________


____________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2


REGISTERED                                                          $__________*

No. R-                                                      CUSIP No. [        ]

THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

          [Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                             PROVIDIAN MASTER TRUST

                 FLOATING RATE CLASS B ASSET BACKED CERTIFICATE

                                 Series 2000-3

                 Each $1,000 minimum denomination represents a
              1/71,750 undivided interest in certain assets of the


                             PROVIDIAN MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                            PROVIDIAN NATIONAL BANK


and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                      (Not an interest in or obligation of
                            Providian National Bank,
                any Additional Sellers or any affiliate thereof)

_______________
*  Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that         (the "Class B Certificateholder") is the
registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, other than by any amendment or supplement relating to a specific Series, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Providian National Bank, a national banking association, as Seller and Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The Trust will also issue $544,250,000 of Floating Rate Class A Asset Backed Certificates, Series 2000-3, which will be senior to the Class B Certificates and $59,500,000 of Collateral Interest, Series 2000-3 and $24,500,000 of Class D Interest, Series 2000-3 (the "Class D Interest"), which will be subordinated to the Class B Certificates, all as described in the Series Supplement. The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts and other revolving credit accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of certain Series Enhancements (vi) if applicable, payments, if any, received under any interest rate swap or cap agreement assigned to the Trust for the benefit of the Series 2000-3 Certificateholders and (vii) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound. It is the intent of the Sellers and the Series 2000-3 Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Series 2000-3 Certificates will qualify as indebtedness of the Seller secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Seller.

          In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The final principal payment with respect to the Class B Certificates is scheduled to be made on the January 2004 Distribution Date, but the final principal payment with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full.

          The Class B Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to Section 406 of the Employee Retirement Income Security Act of 1974 or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986 or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


          IN WITNESS WHEREOF, the Sellers have caused this Class B Certificate to be duly executed.


                                             PROVIDIAN NATIONAL BANK,

                                             By
                                               ___________________________
                                               Name:
                                               Title:


Dated: November 21, 2000

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


BANKERS TRUST COMPANY,
as Trustee,

By: ___________________
    Authorized Officer

or

By:

     as Authenticating Agent
     for the Trustee,

By: ___________________
    Authorized Officer

                            PROVIDIAN MASTER TRUST

                FLOATING RATE CLASS B ASSET BACKED CERTIFICATE

                                 Series 2000-3

                        Summary of Terms and Conditions

          This Class B Certificate is one of a Series of Certificates entitled Providian Master Trust, Asset Backed Certificates, Series 2000-3 (the "Series 2000-3 Certificates"), and one of a Class thereof entitled Floating Rate Class B Asset Backed Certificates, Series 2000-3 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Seller. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $71,750,000. In addition to the Class B Certificates, the Floating Rate Class A Asset Backed Certificates, Series 2000-3, the Collateral Interest, Series 2000-3, the Class D Interest, Series 2000-3 and other Series of Investor Certificates previously issued by the Trust, the Seller's Interest has been issued to the Seller pursuant to the Agreement.

          Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last business day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts on deposit in the Collection Account and the Principal Funding Account as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

          On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Seller has the option to repurchase the Series 2000-3 Certificateholders' Interest in the Trust. The repurchase price of the Class B Certificates will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for the day immediately preceding such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the day immediately preceding the Distribution Date following such day; excluding, in each case, any portion of the Reassignment Amount consisting of amounts payable to the Class A Certificateholders or the Collateral Interest Holder. Following the deposit of such repurchase price in the Collection Account, the Class B Certificateholders will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such repurchase price.

          This Class B Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of either of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement or any Supplement may, subject to certain conditions, be amended by the Seller, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

          The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Seller and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided,
                                                                       --------
however, that no such amendment shall (i) reduce in any manner the amount of or
-------
delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the total amount of Series Enhancement available for the benefit of a Series without the consent of each affected Investor Certificateholder (provided that any amendment to the terms of a Pay Out Event shall not be deemed to be within the scope of this clause (i)),
(ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or
(iv) adversely affect the rating of any Series or Class by each Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _____________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________
______________________________________________________________________________
                        (name and address of assignee)

the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney-in-fact, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                  _______________________*

                                                        Signature Guaranteed:


                                                        _______________________


____________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B


                       MONTHLY PAYMENT INSTRUCTIONS AND
                          NOTIFICATION TO THE TRUSTEE
                 _____________________________________________

                            PROVIDIAN MASTER TRUST
                                 SERIES 2000-3
                 _____________________________________________


     The undersigned, a duly authorized representative of Providian National Bank ("PNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), between PNB and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Series 2000-3 Supplement dated as of November 1, 2000 between PNB and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to Section 4.03(a) of the Agreement and Sections 4.05(a), 4.09, 4.10 and 4.11 of the Series Supplement.

2.   PNB is the Servicer.

3.   The undersigned is a Servicing Officer.

I.   Instructions to make a Withdrawal on the Distribution Date from the
     -------------------------------------------------------------------
     Collection Account from Available Finance Charge Collections.
     -------------------------------------------------------------

         Pursuant to Section 4.03(a) of the Agreement and Section 4.05(a) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Finance Charge Collections on deposit in the Collection Account on __________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(a) of the Series Supplement:

     A)  Class A Monthly Interest (Section 4.05(a)(i) of the Series Supplement)
         ----------------------------------------------------------------------

         (1)  Class A Monthly Interest due on the Distribution Date............$

         (2)  Class A Monthly Interest previously due but unpaid on a prior
              Distribution Date................................................$

         (3) Class A Additional Interest due on the Distribution Date or Class A Additional Interest previously due but unpaid on a prior
              Distribution Date................................................$


     B)  Class B Monthly Interest (Section 4.05(a)(ii) of the Series Supplement)
         -----------------------------------------------------------------------

         (1)  Class B Monthly Interest due on the Distribution Date............$

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------

         (2)  Class B Monthly Interest previously due but unpaid on a prior
              Distribution Date.............................................. $

         (3) Class B Additional Interest due on the Distribution Date or Class B Additional Interest previously due but unpaid on a prior
              Distribution Date.............................................. $

     C)  Servicing Fee (Section 4.05(a)(iii) of the Series Supplement)
         -------------------------------------------------------------

         (1) Monthly Servicing Fee due on the Distribution Date with respect to the Series 2000-3 Certificates (unless such amount has been netted against deposits to the Collection Account pursuant to Section
              4.03 of the Agreement)......................................... $

         (2) Monthly Servicing Fee previously due but unpaid on a prior Distribution Date with respect to the Series 2000-3 Certificates (unless such amount has been netted against deposits to the Collection Account pursuant to Section 4.03 of the
              Agreement)..................................................... $

     D)  Class A Defaulted Amount (Section 4.05(a)(iv) of the Series
         -----------------------------------------------------------
         Supplement)
         -----------

         (1)  Class A Defaulted Amount for the Distribution Date............. $

     E)  Reimbursement of Class A Charge-Offs (Section 4.05(a)(v) of the
         ---------------------------------------------------------------
         Series Supplement)
         ------------------

         (1)  Unreimbursed Class A Charge-Offs............................... $

     F)  Class B Subordinated Monthly Interest (Section 4.05(a)(vi) of the
         -----------------------------------------------------------------
         Series Supplement)
         ------------------

         (1)  Class B Subordinated Monthly Interest due on the Distribution
              Date........................................................... $

         (2)  Class B Subordinated Monthly Interest previously due but unpaid on a prior Distribution Date................................... $

         (3) Class B Subordinated Additional Interest previously due on the Distribution Date or Class B Subordinated Additional Interest due
              on the Distribution Date or prior Distribution Date............ $

     G)  Class B Defaulted Amount (Section 4.05(a)(vii) of the Series
         ------------------------------------------------------------
         Supplement)
         -----------

         (1)  Class B Defaulted Amount for the Distribution Date............. $

     H)  Reimbursement of Class B Invested Amount Reductions (Section
         ------------------------------------------------------------
         4.05(a)(viii) of the Series Supplement)
         ---------------------------------------

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------

          (1)  Unreimbursed reductions in the Class B Invested Amount on prior Distribution Dates....................................... $

     I)   Collateral Monthly Interest (Section 4.05(a)(ix) of the Series
          --------------------------------------------------------------
          Supplement)
          -----------

          (1)  Collateral Monthly Interest due on the Distribution Date....... $

          (2)  Collateral Monthly Interest previously due but unpaid on a prior Distribution Date........................................ $

          (3) Collateral Additional Interest due on the Distribution Date or Collateral Additional Interest previously due but unpaid on a prior Distribution Date........................................ $

     J)   Collateral Defaulted Amount (Section 4.05(a)(x) of the Series
          -------------------------------------------------------------
          Supplement)
          -----------

          (1)  Collateral Defaulted Amount for the Distribution Date.......... $

     K)   Class A Required Reserve Account Amount (Section 4.05(a)(xi) of the
          -------------------------------------------------------------------
          Series Supplement)
          ------------------

          (1) On and after the Class A Reserve Account Funding Date, the amount by which the Class A Required Reserve Account Amount exceeds the
               Class A Available Reserve Account Amount....................... $

     L)   Class B Required Reserve Account Amount (Section 4.05(a)(xii) of the
          --------------------------------------------------------------------
          Series Supplement
          -----------------

          (1) On and after the Class B Reserve Account Funding Date, the amount by which the Class B Required Reserve Account Amount exceeds the
               Class B Available Reserve Account Amount....................... $

     M)   Reimbursement of Collateral Invested Amount Reductions (Section
          ---------------------------------------------------------------
          4.05(a)(xiii) of the Series Supplement)
          ---------------------------------------

          (1)  Unreimbursed reductions in the Collateral Invested Amount on prior Distribution Dates....................................... $

     N)   Class D Defaulted Amount (Section 4.05(a)(xiv) of the Series
          ------------------------------------------------------------
          Supplement)
          -----------

          (1)  Class D Default Amount for the Distribution Date............... $

     O)   Reimbursement of Class D Invested Amount Reductions (Section
          ------------------------------------------------------------
          4.05(a)(xv) of the Series Supplement)
          -------------------------------------

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------


          (1)  Unreimbursed reductions in the Class D Invested Amount on prior
               Distribution Dates............................................. $

     P)   Other Collateral Interest Holder Payments (Section 4.05(a)(xvi) of the
          ----------------------------------------------------------------------
          Series Supplement)
          ------------------

          (1)  Other amounts due the Collateral Interest Holder in accordance with the Transfer and Administration Agreement................. $

II.  Instructions to Make a Withdrawal from the Collection Account from
     ------------------------------------------------------------------
     Reallocated Principal Collections
     ---------------------------------

          Pursuant to Section 4.03(a) of the Agreement and Sections 4.05(b) and
     (c) of the Series Supplement, the Servicer does hereby instruct the Trustee
     (i) to make a withdrawal from Reallocated Principal Collections on deposit in the Collection Account on ___________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below and (ii) to apply the proceeds of such withdrawal in accordance with Sections 4.05(b) and (c) of the Series Supplement.

     A)   Reallocated Class D Principal Collections (Section 4.05(b) of the
          -----------------------------------------------------------------
          Series Supplement)
          ------------------

          (1) Amount of Reallocated Class D Principal Collections used to fund any deficiency in items I(A), I(B), I(C), I(D), I(G), I(I) and
               I(J) on such Distribution Date..................................$

     B)   Reallocated Collateral Principal Collections (Section 4.05(c) of the
          --------------------------------------------------------------------
          Series Supplement)
          ------------------

          (1) Amount of Reallocated Collateral Principal Collections used to fund any deficiency in items I(A), I(B), I(C), I(D), I(G) and
               I(I) on such Distribution Date..................................$

     C)   Reallocated Class B Principal Collections (Section 4.05(d) of the
          -----------------------------------------------------------------
          Series Supplement)
          ------------------

          (1) Amount of Reallocated Class B Principal Collections used to fund any deficiency in items I(A), I(B), I(C) and I(D) on such
               Distribution Date...............................................$

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------


III  Instructions to make a Withdrawal from the Collection Account from
     ------------------------------------------------------------------
     Available Principal Collections during the Revolving Period.
     ------------------------------------------------------------

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(e) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Principal Collections on deposit in the Collection Account on ____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(e) of the Series Supplement:

IV.  Instructions to make a Withdrawal on the Distribution Date from the
     -------------------------------------------------------------------
     Collection Account from Available Principal Collections during the
     ------------------------------------------------------------------
     Accumulation Period or Early Amortization Period.
     -------------------------------------------------

          Pursuant to Section 4.03(a) of the Agreement and Section 4.05(f) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from Available Principal Collections on deposit in the Collection Account on ____________, which date is a Distribution Date under the Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.05(f) of the Series Supplement:

     A)   Class A Monthly Principal (Section 4.05(f)(i) of the Series
          -----------------------------------------------------------
          Supplement)
          -----------

          (1)  Class A Monthly Principal to be deposited in the Principal
               Funding Account on the Distribution Date....................... $

     B)   Class B Monthly Principal (Section 4.05(f)(ii) of the Series
          ------------------------------------------------------------
          Supplement)
          -----------

          (1)  Class B Monthly Principal to be deposited in the Principal
               Funding Account on the Distribution Date....................... $

     C)   Collateral Monthly Principal (Section 4.05(f)(iii) of the Series
          ----------------------------------------------------------------
          Supplement)
          -----------

          (1)  Collateral Monthly Principal, if any, for such Distribution
               Date........................................................... $

     D)   Class D Monthly Principal (Section 4.05(f)(iv) of the Series
          ------------------------------------------------------------
          Supplement)
          -----------

          (1)  Class D Monthly Principal, if any, for such Distribution
               Date..........................................................  $

     E)   Shared Principal Collections (Section 4.05(f)(v) of the Series
          --------------------------------------------------------------
          Supplement)
          -----------

          (1)  Shared Principal Collections allocated to other Series........  $

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------


          (2)  Shared Principal Collections to be deposited in the Special
               Funding Account...............................................  $

          (3)  Shared Principal Collections payable to the Seller............  $

V.   Instructions to make Withdrawals from the Class A Reserve Account.
     ------------------------------------------------------------------

          Pursuant to Section 4.09 of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Class A Reserve Account pursuant to Section 4.09(d) of the Series Supplement on __________, which date is a Transfer Date under the Agreement, and (ii) to apply the proceeds of such withdrawal in accordance with Sections 4.09(b),
     (d) or (e), as applicable, of the Series Supplement:

     A)   Pursuant to Section 4.09(d) of the Series Supplement
          ----------------------------------------------------

          (1)  Class A Reserve Draw Amount (to be deposited in the Collection
               Account on the Transfer Date).................................. $

     B)   Pursuant to Sections 4.09(b) and (e) of the Series Supplement
          -------------------------------------------------------------

          (1) Class A Reserve Account Surplus and investment earnings on the Class A Reserve Account (to be distributed at the direction of the Seller).................................................... $

VI.  Instructions to make Withdrawals from the Class B Reserve Account.
     ------------------------------------------------------------------

          Pursuant to Section 4.10 of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Class B Reserve Account pursuant to Section 4.10(d) of the Series Supplement on __________, which date is a Transfer Date under the Agreement, and (ii) to apply the proceeds of such withdrawal in accordance with Sections 4.10(b),
     (d) or (e), as applicable, of the Series Supplement:

     A)   Pursuant to Section 4.10(d) of the Series Supplement
          ----------------------------------------------------

          (1)  Class B Reserve Draw Amount (to be deposited in the Collection
               Account on the Transfer Date).................................  $

     B)   Pursuant to Sections 4.10(b) and (e) of the Series Supplement
          -------------------------------------------------------------

          (1) Class B Reserve Account Surplus and investment earnings on the Class B Reserve Account (to be distributed at the direction of the Seller)...................................................  $

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------


VII  Instructions to make Withdrawals from the Principal Funding Account
     -------------------------------------------------------------------

          Pursuant to Section 4.03(c) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Principal Funding Account pursuant to Section 4.03(c) of the Series Supplement on _________, which date is a Distribution Date under the Agreement, and (ii) to deposit the proceeds of such withdrawal in the Collection Account in accordance with Section 4.03(c) of the Series
     Supplement:

     A)   Pursuant to Section 4.03(c) of the Series Supplement
          ----------------------------------------------------

          (1) Principal Funding Investment Proceeds on deposit in the Principal Funding Account (to be deposited in the Collection Account and treated as Available Finance Charge Collections)............... $

VII  Accrued and Unpaid Amounts.
     ---------------------------

          After giving effect to the withdrawals, deposits and distributions to be made in accordance with this Certificate, the following amounts will be accrued and unpaid on the __________ Distribution Date with respect to the Series 2000-3 Certificates:

     A)   Monthly Interest
          ----------------

          (1)  The aggregate amount of all due but unpaid Class A Monthly
               Interest......................................................  $

          (2)  The aggregate amount of all due but unpaid Class B Monthly
               Interest......................................................  $

          (3)  The aggregate amount of all due but unpaid Collateral Monthly
               Interest......................................................  $

          (4)  The aggregate amount of all due but unpaid Class D Interest...  $

     B)   Monthly Servicing Fee
          ---------------------

          (1)  The aggregate amount of all due but unpaid Monthly Servicing
               Fees with respect to the Series 2000-3 Certificates...........  $

     C)   Defaulted Amounts
          -----------------

          (1)  The aggregate amount of all unreimbursed Class A Charge-Offs... $

          (2)  The aggregate amount of all unreimbursed reductions in the
               Class B Invested Amount........................................ $

          (3)  The aggregate amount of all unreimbursed reductions in the
               Collateral Invested Amount..................................... $

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------


IX.  Amounts to be Applied in Accordance with the Transfer and Administration
     -------------------------------------------------------------------------
     Agreement.
     ----------

          Pursuant to Section 3.02 of the Transfer and Administration Agreement, the Servicer does hereby instruct the Trustee on ___________, which date is a Distribution Date under the Agreement, to distribute the amounts specified in I(I), I(P), III(A), IV(C), V(B) and VI(B) above, plus other amounts available under the Transfer and Administration Agreement, to the persons or accounts set forth below.

     A)   Interest on the Collateral Interest (Sections 3(c) and 3(d) of the
          ------------------------------------------------------------------
          Collateral Agreement)
          ---------------------

          (1) Interest on the Collateral Amount at the Collateral Interest Rate for the applicable Interest Period (pursuant to Section 3.02(i)
               of the Collateral Agreement)................................... $

          (2) Due but unpaid interest on the Collateral Interest from prior Distribution Dates (pursuant to Section 3.02(ii) of the Transfer and Administration Agreement).................................. $

     B)   Amount to be deposited into the Spread Account (pursuant to Section
          3.02(iii) of the Transfer and Administration Agreement)............. $

     C)   Amount payable to the Seller (pursuant to Section 3.02(iv) of the
          Transfer and Administration Agreement).............................. $

     D)   Amount payable to the Transfer or (pursuant to Section 3.02(v) of the
          Transfer and Administration Agreement).............................. $

          (4)  The aggregate amount of all unreimbursed reductions in the Class
               D Interest..................................................... $

              --------------------------------------------------

                  Series 2000-3 Monthly Payment Instructions
                     _________________ Distribution Date

              --------------------------------------------------


          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day of ___________.


                                      PROVIDIAN NATIONAL BANK,
                                      Servicer



                                      By: _________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT C


                               MONTHLY STATEMENT
                 _____________________________________________

                             PROVIDIAN MASTER TRUST
                                 SERIES 2000-3
                 _____________________________________________


          Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Providian National Bank ("PNB"), Seller and Servicer, and Bankers Trust Company, Trustee, PNB as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on ______________, and with respect to the performance of the Trust during the month of ______________ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

     A) Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)  The total amount distributed to Class A Certificateholders per
               $1,000 original certificate principal amount..................  $

          (2) The amount set forth in A(1) above distributed to Class A Certificateholders with respect to interest per $1,000 original certificate principal amount..................................  $

          (3) The amount set forth in A(1) above distributed to Class A Certificateholders with respect to principal per $1,000 original certificate principal amount..................................  $

          (4)  The total amount distributed to Class B Certificateholders per
               $1,000 original certificate principal amount..................  $

          (5) The amount set forth in A(4) above distributed to Class B Certificateholders with respect to interest per $1,000 original certificate principal amount..................................  $

          (6) The amount set forth in A(4) above distributed to Class B Certificateholders with respect to principal per $1,000 original certificate principal amount..................................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________


     B)   Information Regarding the Performance of the Trust

          (1) Allocation of Receivables Collections to the Series 2000-3 Certificates

               (a) The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                    Distribution Date........................................  $

               (b) The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the Distribution Date....................................  $

               (c) The aggregate amount of Principal Receivables collected during the Monthly Period immediately preceding the
                    Distribution Date........................................  $

               (d) The Floating Allocation Percentage with respect to Series 2000-3 Certificates for the Monthly period immediately preceding the Distribution Date..........................  %

               (e) The Principal Allocation Percentage with respect to Series 2000-3 Certificates for the Monthly period immediately preceding the Distribution Date..........................  %

               (f) Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly
                    Period immediately preceding the Distribution Date.......  $

               (g) The Principal Receivables collected and allocated to the Series 2000-3 Certificates for the Monthly Period
                    immediately preceding the Distribution Date..............  $

          (2) Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date...............................  $

               (a)  The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates..............  $

               (b)  Collection Account and Special Funding Account investment earnings allocated to the Series 2000-3 Certificates.....  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________


               (c)  Principal Funding Account Investment Proceeds............  $

               (d)  Class A Reserve Draw Amount..............................  $

               (e)  Class B Reserve Draw Amount..............................  $

               (f)  Additional Finance Charges from other Series allocated to the Series 2000-3 Certificates.......... ................  $

               (g)  Payments, if any, on deposit as of the Determination Date received from any Interest Rate Protection Agreements....  $

               (h)  Reallocated Class D Principal Collections................  $

               (i)  Reallocated Collateral Principal Collections.............  $

               (j)  Reallocated Class B Principal Collections................  $

               (k) Total Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-3 (total of (a), (b),
                    (c), (d), (e), (f), (g), (h), (i) and (j) above).........  $

          (3) Available Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date

               (a)  The Principal Receivables collected and allocated to the
                    Series 2000-3 Certificates...............................  $

               (b)  Shared Principal Collections from other Series allocated to the Series 2000-3 Certificates...........................  $

               (c)  Additional amounts to be treated as Available Principal
                    Collections pursuant to the Series Supplement............  $

               (d)  Reallocated Class D Principal Collections................  $

               (e)  Reallocated Collateral Principal Collections.............  $

               (f)  Reallocated Class B Principal Collections................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

               (g)  Available Principal Collections for Series 2000-3 (total of
                    (a), (b) and (c) minus (d), (e) and (f) above)...........  $

          (4)  Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)  31-60 days                              $
               (b)  61-90 days
               (c)  91 or more days                          ________
               (d)  Total Delinquencies                     $

          (5)  Defaulted Amount

               (a) The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the Distribution Date....................................  $

               (b) The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the Distribution Date....................................  $

               (c) The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date [Defaulted Receivables minus
                    Recoveries]..............................................  $

               (d) The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date allocable to the Series 2000-3 Certificates (the "Series 2000-3 Defaulted
                    Amount").................................................  $

               (e)  The Class A Defaulted Amount [Series 2000-3 Defaulted Amount
                    multiplied by the Class A Percentage]....................  $

               (f)  The Class B Defaulted Amount [Series 2000-3 Defaulted Amount
                    multiplied by the Class B Percentage]....................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

          (6)  Class A Charge-Offs

               (a) The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount (a
                    "Class A Charge-Off")....................................  $

               (b) The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's investment)... $

               (c) The total amount reimbursed on the Distribution Date in respect of Class A Charge-Offs for prior Distribution
                    Dates....................................................  $

               (d) The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                    Certificateholder's investment)..........................  $

               (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date................................  $

          (7)  Class B Charge-Offs

               (a) The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such Class B Defaulted Amount.................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

               (b) The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                    Class B Principal Collections............................  $

               (c) The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of item 6(a)
                    (together with item 7(a), "Class B Charge-Offs").........  $

               (d) The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items
                    7(a), (b) and (c)........................................  $

               (e) The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                    Certificateholder's investment)..........................  $

               (f) The total amount reimbursed on the Distribution Date in respect of reductions in the Class B Invested Amount on prior Distribution Dates.................................  $

               (g) The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                    Certificateholder's investment)..........................  $

               (h) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date................................  $

          (8)  Reductions in the Collateral Interest

               (a) The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Collateral
                    Defaulted Amount.........................................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

               (b) The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                    Collateral Principal Collections.........................  $


               (c) The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a)
                    and 7(a) above...........................................  $

               (d) The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                    8(a), (b) and (c)........................................  $

               (e) The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution Dates.................................  $

               (f) The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the Distribution Date.................................  $

          (9)  Reductions in the Class D Interest

               (a) The excess, if any, of the Class D Defaulted Amount over Available Finance Charge Collections applied to such Class D
                    Defaulted Amount.........................................  $

               (b) The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                    Principal Collections....................................  $

               (c) The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of items 6(a),
                    7(a) and 8(a) above......................................  $

               (d) The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items
                    9(a), (b) and (c)........................................  $

               (e) The total amount reimbursed on the Distribution Date in respect of reductions in the Class D Invested Amount on prior Distribution

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

                    Dates....................................................  $

               (f) The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                    Distribution Date........................................  $

          (10) Investor Monthly Servicing Fee

               (a)  The amount of the Series 2000-3 Monthly Servicing Fee payable to the Servicer on the Distribution Date.........  $

          (11) Class A Monthly Interest

               (a)  Class A Monthly Interest payable on the Distribution
                    Date.....................................................  $

          (12) Class B Monthly Interest

               (a)  Class B Monthly Interest payable on the Distribution
                    Date.....................................................  $

          (13) Principal Funding Account Amount

               (a) The amount on deposit in the Principal Funding Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date.. $

               (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in ______________. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.).....  $

          (14) Deficit Controlled Accumulation Amount

               The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date.......................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

          (15) Class A Reserve Account

               (a) The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer Date................................  $

               (b)  The Class A Required Reserve Account Amount..............  $

          (16) Class B Reserve Account

               (a) The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer Date................................  $

               (b)  The Class B Required Reserve Account Amount..............  $

     C)   Class A Invested Amount

          (1)  The Class A Initial Invested Amount...........................  $

          (2) The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date........................................  $

          (3) The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
               Certificateholder's Certificate by the Pool Factor...............

     D)   Class B Invested Amount

          (1)  The Class B Initial Invested Amount...........................  $

          (2) The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date........................................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

          (3) The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B
               Certificateholder's Certificate by the Pool Factor...........  %

     E)   Collateral Invested Amount

          (1)  The Collateral Initial Invested Amount........................  $

          (2) The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date........................................  $

          (3)  The Collateral Invested Amount as a percentage of the Invested
               Amount on such Distribution Date............................... %

     F)   Class D Invested Amount

          (1)  The Class D Initial Invested Amount...........................  $

          (2) The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date........................................  $

          (3)  The Class D Invested Amount as a percentage of the Invested
               Amount on such Distribution Date..............................  %

     G)   Receivables Balances

          (1) The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
               Monthly Period................................................  $

          (2) The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period......................................  $

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

     H)   Annualized Percentages

          (1) The Gross Yield (Available Finance Charge Collections for the Series 2000-3 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the next preceding Monthly
               Period, multiplied by 12).....................................  %

          (2) The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the next preceding Monthly Period, multiplied by 12)...................  %

          (3) The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-3 Certificates for the preceding Monthly
               Period).......................................................  %

          (4) The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the next preceding Monthly
               Period, multiplied by 12).....................................  %

          (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3 Certificates for the preceding Monthly
               Period).......................................................  %

          (6) The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding Monthly Period).....................................  %

     I)   Series 2000-3 Information for the Last Three Distribution Dates

          1)   Gross Yield

               a) / /              %
               b) / /              %
               c) / /              %

                 ____________________________________________

                        Series 2000-3 Monthly Statement
                         ___________Distribution Date
                 ____________________________________________

          2)   Net Loss Rate

               a) / /              %
               b) / /              %
               c) / /              %

          3)   Net Spread (Portfolio Yield Minus Base Rate)

               a) / /              %
               b) / /              %
               c) / /              %

          Three Month Average      %

          4)   Monthly Payment Rate

               a) / /              %
               b) / /              %
               c) / /              %


                              PROVIDIAN NATIONAL BANK
                              Servicer


                              By: _________________________________
                              Name:
                              Title:

                                                                      EXHIBIT  D


                        MONTHLY SERVICER'S CERTIFICATE
                 _____________________________________________

                            PROVIDIAN MASTER TRUST
                                 SERIES 2000-3
                 _____________________________________________


     The undersigned, a duly authorized representative of Providian National Bank ("PNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (the "Series Supplement"), between Providian National Bank, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

2.   PNB is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date occurring on
     ____________.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail (i) the nature of such default, (ii) the action taken by the Sellers and the Servicer, if any, to remedy such default and (iii) the current status of each such default].

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement [or, if there is a Lien, such Lien consist of ________________].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of ____________-.


                         PROVIDIAN NATIONAL BANK,
                         Servicer


                         By: _________________________________
                         Name:
                         Title:

                                                                      SCHEDULE 1


                               Designated Dealers
                               ------------------

Banc of America Securities LLC
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Chase Securities Inc.
CIBC World Markets Corp.
Credit Lyonnais Securities (USA) Inc.
Credit Suisse First Boston Corporation
Daiwa Securities America Inc.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Salomon, Smith Barney Inc.
SG Cowen Securities Corporation
UBS Securities Inc.